UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09461

Nuveen North Carolina Dividend Advantage Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
May 31, 2012

Nuveen Georgia Premium Income Municipal Fund
NPG

Nuveen Georgia Dividend Advantage Municipal Fund
NZX

Nuveen Georgia Dividend Advantage Municipal Fund 2
NKG

Nuveen North Carolina Premium Income Municipal Fund
NNC

Nuveen North Carolina Dividend Advantage Municipal Fund
NRB

Nuveen North Carolina Dividend Advantage Municipal Fund 2
NNO

Nuveen North Carolina Dividend Advantage Municipal Fund 3
NII

May

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage and Other Information	13

Common Share Dividend and Price Information	15

Performance Overviews	17

Shareholder Meeting Report	24

Report of Independent Registered Public Accounting Firm	27

Portfolios of Investments	28

Statement of Assets and Liabilities	62

Statement of Operations	64

Statement of Changes in Net Assets	66

Statement of Cash Flows	69

Financial Highlights	72

Notes to Financial Statements	83

Annual Investment Management Agreement Approval Process	96

Board Members and Officers	105

Reinvest Automatically, Easily and Conveniently	110

Glossary of Terms Used in this Report	112

Additional Fund Information	115

Chairman’s
Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates but has refrained from predicting another program of quantitative easing unless economic growth were to weaken significantly or the threat of recession appears on the horizon. Pre-election maneuvering has added to the already highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
July 20, 2012

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen Georgia Premium Income Municipal Fund (NPG)
Nuveen Georgia Dividend Advantage Municipal Fund (NZX)
Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG)
Nuveen North Carolina Premium Income Municipal Fund (NNC)
Nuveen North Carolina Dividend Advantage Municipal Fund (NRB)
Nuveen North Carolina Dividend Advantage Municipal Fund 2 (NNO)
Nuveen North Carolina Dividend Advantage Municipal Fund 3 (NII)

Portfolio manager Daniel Close reviews economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month performance of the Nuveen Georgia and North Carolina Funds. Dan, who joined Nuveen in 2000, assumed portfolio management responsibility for these seven Funds in 2007.

What factors affected the U.S. economic and municipal market environments during the twelve-month reporting period ended May 31, 2012?

During this period, the U.S. economy’s progress toward recovery from recession remained moderate. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark Fed Funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its June 2012 meeting (following the end of this reporting period), the central bank affirmed its opinion that economic conditions would likely warrant keeping the Fed Funds rate at “exceptionally low levels” through at least late 2014. The Fed also announced that it would extend its program to lengthen the average maturity of its holdings of U.S. Treasury securities by purchasing another $267 billion of these securities (in addition to the $400 billion originally announced in September 2011) with remaining maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed has now extended through the end of December 2012, are to lower longer-term interest rates, make broader financial conditions more accommodating, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the first quarter of 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 1.9%, marking eleven consecutive quarters

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc., or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Investments	5

of positive growth. The Consumer Price Index (CPI) rose 1.7% year-over-year as of May 2012, the lowest twelve-month rate of change since February 2011, while the core CPI (which excludes food and energy) increased 2.3% during the period, edging above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions continued to be slow to improve, with national unemployment registering 8.2% in May 2012, down from 9.0% in May 2011 but a slight uptick from the 8.1% reading in April 2012. The housing market remained the major weak spot in the economy, beleaguered by a high level of distressed properties and difficult credit conditions. For the twelve months ended April 2012 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index of 20 major metropolitan areas lost 1.9%, as housing prices remained at the lowest levels since early 2003, down approximately 34% from their 2006 peak. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and global financial markets in general and efforts to reduce the U.S. federal deficit.

Municipal bond prices generally rallied during this period, amid strong demand and tight supply. Although the availability of tax-exempt supply improved in recent months, the pattern of new issuance remained light compared with long-term historical trends. This served as a key driver of performance, as tight supply and strong demand combined to create favorable market conditions for municipal bonds. Concurrent with rising prices, yields declined across most maturities, especially at the longer end of the municipal yield curve. The depressed level of municipal bond issuance during the first part of this period was due in part to the lingering effects of the taxable Build America Bonds (BAB) program. Even though the BAB program expired at the end of 2010, issuers had made extensive use of its favorable terms to issue almost $190 billion in taxable BAB bonds during 2009 and 2010, representing approximately 25% of all municipal issuance during that period. Some borrowers accelerated issuance into 2010 in order to take advantage of the program before its termination, fulfilling their capital program borrowing needs well into 2011 and 2012. The low level of municipal issuance during this period also reflected the current political distaste for additional borrowing by state and local governments and the prevalent atmosphere of municipal budget austerity. In recent months, we have seen an increasing number of borrowers come to market seeking to take advantage of the current rate environment by calling existing debt and refinancing at lower rates.

Over the twelve months ended May 31, 2012, municipal bond issuance nationwide totaled $357.4 billion, an increase of 2.7% compared with issuance during the twelvemonth period ended May 31, 2011. During this period, demand for municipal bonds remained very strong, especially from individual investors.

6	Nuveen Investments

How were economic and market conditions in Georgia and North Carolina during this period?

Georgia continued to recover from the recent recession during this reporting period. In 2011, the state saw its economy expand at a rate of 1.7%, compared with the national average of 1.5%, ranking Georgia 16th in the nation in terms of GDP growth by state. In recent months, this recovery continued, led by employment gains in professional and business services, retail trade, education and health care, which represented almost 40% of the state’s jobs. As of May 2012, unemployment in Georgia was 8.9%, its lowest level since January 2009, down from 9.8% in May 2011, but still higher than the national rate of 8.2%. Georgia’s growth has been supported by a diverse economic base including service industries, transportation, tourism, agriculture and manufacturing. The state’s transportation capabilities include one of the world’s busiest airports (Hartsfield-Jackson Atlanta International Airport) and major port facilities on the East Coast, including the Port of Savannah. Overall, Georgia’s housing market continued to act as the main drag on its growth. The state, which had the nation’s fourth highest rate of foreclosures in 2011, moved to the top of the list in May 2012, with one in every 300 housing units in foreclosure. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Atlanta fell 17.0% during the twelve months ended April 2012 (most recent data available at the time this report was prepared), the only double-digit decline among the 20 cities in the index. This compared with a price decline of 1.9% nationally. With 22 consecutive months of negative annual returns, Atlanta’s average home price remained below the levels of January 2000. In May 2012, Georgia adopted a $19.3 billion state budget for fiscal 2013, increasing spending by 4.5% from fiscal 2012. As of May 2012, Georgia’s general obligation debt continued to be rated Aaa and AAA with stable outlooks from both Moody’s and S&P, respectively. For the twelve months ended May 31, 2012, municipal issuance in Georgia totaled $7.8 billion, an increase of 13.5% over the twelve months ended May 31, 2011.

The pace of economic growth in North Carolina quickened toward the end of 2011 and into 2012. For 2011, the state’s economy expanded 1.8%, compared with the national average of 1.5%, ranking North Carolina 15th in the nation in terms of GDP growth by state. The state’s manufacturing sector, once a leader in textiles, furniture and tobacco, was not expected to resume its role as a major driver in the North Carolina economy, as overseas competitors take the lead in those industries, but the sector posted steady employment gains during this period. Although North Carolina has worked to transition its economy away from old-line manufacturing into sectors oriented toward research, technology and services, manufacturing continued to represent 11% of the state’s jobs, compared with 9% nationally. At the same time, job losses in the public sector resulting from a tight

Nuveen Investments	7

state budget finally appeared to be moderating. Two of North Carolina’s top three employers include U.S. military bases (Fort Bragg and Camp Lejeune), with more than 110,000 workers. As of May 2012, North Carolina’s unemployment rate was 9.4%, its lowest level since January 2009, down from 10.5% in May 2011 and its recent peak of 11.4% in early 2010, but still higher than the national rate of 8.2%. In the state’s housing market, single-family housing permits and starts increased modestly in 2011, helped by some pent-up demand and healthy demographics. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Charlotte rose 0.8% during the twelve months ended April 2012, compared with a price decline of 1.9% nationally. In June 2011, North Carolina enacted a two-year budget for fiscal 2012 and 2013. Key revenue sources, sales tax collections and income tax withholdings continued to outpace budget forecast projections, according to Moody’s. As of May 2012, Moody’s and S&P rated North Carolina general obligation debt at Aaa and AAA, respectively. During the twelve months ended May 31, 2012, municipal issuance in North Carolina totaled $5.6 billion, a decrease of 18% from that issued during the twelve months ended May 31, 2011.

What key strategies were used to manage these Funds during this reporting period?

As previously discussed, municipal bond prices generally rallied during this period in an environment of strong demand. In this environment, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep the Funds fully invested.

During this period, the Georgia Funds found value in several areas of the market, including limited tax obligation bonds, water and sewer, airport, and, in NZX, electric utilities credits. We also added to our holdings in the higher education sector, purchasing Mercer University in all of the Georgia Funds and Georgia Tech in NZX. The North Carolina Funds also purchased water and sewer credits as well as several health care issues, electric utilities and appropriation bonds. We focused on bonds with intermediate to longer maturities in both the primary and secondary markets. This enabled us to take advantage of attractive yields at the longer end of the municipal yield curve and also provided some protection for the Funds’ duration and yield curve positioning.

Cash for new purchases during this period was generated primarily by the proceeds from a meaningful number of bond calls which we worked to redeploy to keep the Funds as fully invested as possible. Overall, selling was minimal because the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

8	Nuveen Investments

As of May 31, 2012, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancement. During this period, we found it advantageous to terminate one of NRB’s inverse floater positions. We accomplished this by selling pre-refunded bonds and using the proceeds to buy back the inverse floater, terminate the trust that held the securities and place the bonds involved back on NRB’s Statement of Assets and Liabilities. This activity did not involve any concerns about the credit fundamentals of the holdings in the trust, but rather was due to the trust’s approaching call dates.

How did the Funds perform during the twelve-month period ended May 31, 2012?

Individual results for the Nuveen Georgia and North Carolina Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 5/31/12

Fund	1-Year	5-Year	10-Year
Georgia Funds
NPG	13.33%	5.69%	5.92%
NZX	14.21%	6.39%	6.65%
NKG	12.04%	5.42%	N/A

Standard & Poor’s (S&P) Georgia Municipal Bond Index*	9.08%	5.37%	5.22%
Standard & Poor’s (S&P) National Municipal Bond Index*	10.77%	5.54%	5.44%
Lipper Other States Municipal Debt Funds Classification Average*	16.15%	6.27%	6.53%

North Carolina Funds
NNC	11.88%	6.23%	6.19%
NRB	14.22%	6.94%	6.88%
NNO	13.66%	6.53%	6.63%
NII	14.09%	6.66%	N/A

Standard & Poor’s (S&P) North Carolina Municipal Bond Index*	9.03%	5.77%	5.50%
Standard & Poor’s (S&P) National Municipal Bond Index*	10.77%	5.54%	5.44%
Lipper Other States Municipal Debt Funds Classification Average*	16.15%	6.27%	6.53%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

*	Refer to Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	9

For the twelve months ended May 31, 2012, the total returns on common share net asset value (NAV) for all of the Georgia and North Carolina Funds exceeded the returns for their respective state’s S&P Municipal Bond Index, as well as the S&P National Municipal Bond Index. For the same period, the Funds underperformed the average return for the Lipper Other States Municipal Debt Funds Classification Average. Shareholders should note that the performance of the Lipper Other States classification represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. The use of regulatory leverage also was an important positive factor affecting the Funds’ performance. Leverage is discussed in more detail later in this report.

The Funds’ duration, or interest rate positioning, provided meaningful positive impact on performance. As interest rates fell throughout the year, it was advantageous for the portfolios to have a relatively long duration, in other words, to be more sensitive to the beneficial effects of declining rates.

During this period, municipal bonds with longer maturities generally outperformed those with shorter maturities. Overall, credits at the longest end of the municipal yield curve posted the strongest returns, while bonds at the shortest end produced the weakest results. Zero coupon bonds, which generally outperformed during this period due to their longer durations, were among the top contributors to the Funds’ performance. Among these Funds, NRB was the most advantageously positioned in terms of duration and yield curve, with good exposure to the longer parts of the yield curve that performed best during this period. NPG benefited from being modestly overweight at the longer end of the curve and underweight in the shortest, while NNC was hurt by its overexposure to bonds with short maturities. NKG, which had the shortest duration among these seven Funds, was introduced in September 2002 and has reached the ten-year point of the bond market cycle when holdings of bonds with short call dates typically make up a larger percentage of a fund’s portfolio. This greater exposure to the shortest end of the yield curve hampered NKG’s performance during this period. NII, which also was introduced in September 2002, was similarly overweight on the shortest part of the curve, but this was more than offset by being overweight at the longer end as well. Overall, variations in duration and yield curve positioning among the Funds accounted for the majority of the differences in performance.

10	Nuveen Investments

Credit exposure was also an important factor in the Funds’ performance during these twelve months, as lower quality bonds generally outperformed higher quality bonds. This outperformance was due in part to the greater demand for lower rated bonds as investors looked for investment vehicles offering higher yields. As investors became more comfortable taking on additional investment risk, credit spreads narrowed through a variety of rating categories. As a result of this spread compression, the performance of the Georgia Funds benefited from their emphasis on the lower rated credit spectrum, with all three of these Funds having double-digit allocations of bonds rated BBB. NPG’s performance also was helped by its underweighting in bonds rated AAA. Overall, the North Carolina Funds had smaller weightings of bonds rated BBB than the Georgia Funds, due to the fact that North Carolina generally issues fewer lower rated bonds. As a result, all four of the North Carolina funds were underweight in the BBB sector and overweight in AAA bonds, which detracted from performance.

Holdings that generally made positive contributions to the Funds’ returns during this period included health care (including hospitals), transportation, education and water and sewer credits. Most of these Funds, particularly the North Carolina Funds, benefited from weightings in the health care sector. Tobacco credits backed by the 1998 master tobacco settlement agreement also performed well, as these bonds benefited from several market developments, including increased demand for higher yielding investments by investors who had become less risk-averse.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were the poorest performing market segment during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of May 31, 2012, NKG and NNC had the heaviest weightings in pre-refunded bonds, which detracted from their performance, while NPG and NRB held the fewest pre-refunded bonds. General obligation (GO) bonds and public power and housing credits also lagged the performance of the general municipal market for this period. These Funds, especially the North Carolina Funds, tended to be underweighted in the GO sector, which limited the impact of these holdings.

APPROVED FUND REORGANIZATIONS

On May 14, 2012 and May 15, 2012, shareholders approved a series of reorganizations for all the Georgia and North Carolina Funds included in this report, respectively.

Nuveen Investments	11

The reorganizations in each respective state are intended to create a single larger state Fund, which would potentially offer shareholders the following benefits:

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;

•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;

•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and

•	Increased Fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

Acquired Funds	Symbol	Acquiring Fund	Symbol
Georgia Funds
Nuveen Georgia Premium Income	NPG	Nuveen Georgia Dividend Advantage	NKG
Municipal Fund		Municipal Fund 2
Nuveen Georgia Dividend Advantage	NZX
Municipal Fund

Acquired Funds	Symbol	Acquiring Fund	Symbol
North Carolina Funds
Nuveen North Carolina Dividend	NRB	Nuveen North Carolina Premium Income	NNC
Advantage Municipal Fund		Municipal Fund
Nuveen North Carolina Dividend	NNO
Advantage Municipal Fund 2
Nuveen North Carolina Dividend	NII
Advantage Municipal Fund 3

The reorganizations were consummated prior to the opening of business on July 9, 2012 (following the end of this reporting period). Upon the closing of the reorganizations, the Acquired Funds transferred their assets to the Acquiring Funds in exchange for common and preferred shares of their Acquiring Funds, and the assumption by the Acquiring Funds of the liabilities of the Acquired Funds. The Acquired Funds were liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Acquired Funds became shareholders of the Acquiring Funds. Holders of common shares received newly issued common shares of the Acquiring Funds, the aggregate net asset value of which was equal to the aggregate net asset value of the common shares of their Acquired Funds held immediately prior to the reorganizations (including for this purpose fractional Acquiring Funds shares to which shareholders would be entitled). Fractional shares were sold on the open market and shareholders received cash in lieu of such fractional shares. Holders of MuniFund Term Preferred (MTP) Shares of each Acquired Fund received on a one-for-one basis newly issued MTP Shares of their Acquiring Fund, in exchange for MTP Shares of their Acquired Fund held immediately prior to the reorganization.

12	Nuveen Investments

Fund Leverage and
Other Information

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of all these Funds relative to the comparative indexes was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a fund generally are arising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

THE FUNDS’ REGULATORY LEVERAGE

As of May 31, 2012, each of the Funds have issued and outstanding MTP Shares as shown in the accompanying table.

		Shares Issued	Annual	NYSE
Fund	Series	At Liquidation Value	Interest Rate	Ticker
NPG	2015	$ 28,340,000	2.65%	NPG Pr C
NZX	2015	14,340,000	2.65%	NZX Pr C
NKG	2015	32,265,000	2.65%	NKG Pr C
NNC	2015	24,300,000	2.65%	NNC Pr C
NNC	2016	25,535,000	2.60%	NNC Pr D
NRB	2015	16,600,000	2.60%	NRB Pr C
NNO	2015	29,700,000	2.60%	NNO Pr C
NII	2015	28,725,000	2.65%	NII Pr C

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies and Footnote 4 – Fund Shares for further details on MTP Shares.)

Nuveen Investments	13

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks and are listed in order of priority:

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Price Risk. Shares of closed-end investment companies like these Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

14	Nuveen Investments

Common Share Dividend
and Price Information

DIVIDEND INFORMATION

During the twelve-month reporting period ended May 31, 2012, the monthly dividends of NPG and NZX were reduced once, and the dividends of NKG, NNC, NRB, NNO and NII each were cut twice during the period.

All of these Funds seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of May 31, 2012, all of the Funds in this report had positive UNII balances for both tax and financial reporting purposes.

COMMON SHARE REPURCHASES AND PRICE INFORMATION

Since the inception of the Funds’ repurchase programs, the Funds have not repurchased any of their outstanding common shares.

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As of May 31, 2012, and during the twelve-month reporting period, the Funds’ common share prices were trading at (+) premiums or (-) discounts to their common share NAVs as shown in the accompanying table.

	5/31/12	Twelve-Month Average
Fund	(+)Premium/(-)Discount	(+)Premium/(-)Discount
NPG	(+) 1.45%	(-)1.43%
NZX	(-) 1.28%	(-)0.27%
NKG	(+) 0.14%	(+)0.12%
NNC	(+) 4.38%	(+)0.50%
NRB	(+) 3.71%	(+)1.78%
NNO	(+) 0.70%	(-)0.27%
NII	(+) 1.62%	(+)0.48%

16	Nuveen Investments

NPG	Nuveen Georgia
Performance	Premium Income
OVERVIEW	Municipal Fund
as of May 31, 2012

Fund Snapshot
Common Share Price	$15.36
Common Share Net Asset Value (NAV)	$15.14
Premium/(Discount) to NAV	1.45%
Market Yield	4.41%
Taxable-Equivalent Yield1	6.51%
Net Assets Applicable to Common Shares ($000)	$57,693

Leverage
Regulatory Leverage	32.94%
Effective Leverage	35.41%

Average Annual Total Returns
(Inception 5/20/93)
	On Share Price	On NAV
1-Year	21.36%	13.33%
5-Year	6.97%	5.69%
10-Year	4.99%	5.92%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/General	22.0%
Tax Obligation/Limited	14.4%
Water and Sewer	13.6%
Education and Civic Organizations	13.2%
Health Care	10.0%
Utilities	8.6%
U.S. Guaranteed	5.1%
Other	13.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

Nuveen Investments	17

NZX	Nuveen Georgia
Performance	Dividend Advantage
OVERVIEW	Municipal Fund
as of May 31, 2012

Fund Snapshot
Common Share Price	$15.40
Common Share Net Asset Value (NAV)	$15.60
Premium/(Discount) to NAV	-1.28%
Market Yield	4.75%
Taxable-Equivalent Yield1	7.02%
Net Assets Applicable to Common Shares ($000)	$30,804

Leverage
Regulatory Leverage	31.77%
Effective Leverage	34.35%

Average Annual Total Returns
(Inception 9/25/01)
	On Share Price	On NAV
1-Year	16.97%	14.21%
5-Year	4.51%	6.39%
10-Year	5.99%	6.65%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/General	22.4%
Water and Sewer	13.7%
U.S. Guaranteed	11.8%
Health Care	11.3%
Education and Civic Organizations	9.4%
Tax Obligation/Limited	9.1%
Transportation	6.1%
Utilities	5.3%
Other	10.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

18	Nuveen Investments

NKG	Nuveen Georgia
Performance	Dividend Advantage
OVERVIEW	Municipal Fund 2
as of May 31, 2012

Fund Snapshot
Common Share Price	$14.73
Common Share Net Asset Value (NAV)	$14.71
Premium/(Discount) to NAV	0.14%
Market Yield	4.56%
Taxable-Equivalent Yield1	6.74%
Net Assets Applicable to Common Shares ($000)	$67,039

Leverage
Regulatory Leverage	32.49%
Effective Leverage	34.98%

Average Annual Total Returns
(Inception 9/25/02)
	On Share Price	On NAV
1-Year	11.12%	12.04%
5-Year	5.62%	5.42%
Since Inception	5.11%	5.38%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/General	17.3%
U.S. Guaranteed	16.6%
Water and Sewer	15.6%
Tax Obligation/Limited	12.1%
Health Care	11.6%
Education and Civic Organizations	8.2%
Housing/Multifamily	4.2%
Other	14.4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

Nuveen Investments	19

NNC	Nuveen North Carolina
Performance	Premium Income
OVERVIEW	Municipal Fund
as of May 31, 2012

Fund Snapshot
Common Share Price	$15.97
Common Share Net Asset Value (NAV)	$15.30
Premium/(Discount) to NAV	4.38%
Market Yield	4.28%
Taxable-Equivalent Yield1	6.45%
Net Assets Applicable to Common Shares ($000)	$97,497

Leverage
Regulatory Leverage	33.82%
Effective Leverage	36.08%

Average Annual Total Returns
(Inception 5/20/93)
	On Share Price	On NAV
1-Year	16.23%	11.88%
5-Year	7.39%	6.23%
10-Year	5.10%	6.19%

Portfolio Composition3
(as a % of total investments)
Health Care	20.7%
Tax Obligation/Limited	19.5%
U.S. Guaranteed	15.4%
Water and Sewer	13.8%
Education and Civic Organizations	10.7%
Transportation	8.1%
Other	11.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

20	Nuveen Investments

NRB	Nuveen North Carolina
Performance	Dividend Advantage
OVERVIEW	Municipal Fund
as of May 31, 2012

Fund Snapshot
Common Share Price	$16.50
Common Share Net Asset Value (NAV)	$15.91
Premium/(Discount) to NAV	3.71%
Market Yield	4.58%
Taxable-Equivalent Yield1	6.90%
Net Assets Applicable to Common Shares ($000)	$36,201

Leverage
Regulatory Leverage	31.44%
Effective Leverage	38.69%

Average Annual Total Returns
(Inception 1/25/01)
	On Share Price	On NAV
1-Year	16.29%	14.22%
5-Year	5.45%	6.94%
10-Year	6.30%	6.88%

Portfolio Composition3
(as a % of total investments)
Water and Sewer	27.2%
Health Care	17.9%
Tax Obligation/Limited	17.2%
Transportation	9.5%
Tax Obligation/General	6.8%
U.S. Guaranteed	6.4%
Education and Civic Organizations	5.2%
Other	9.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

Nuveen Investments	21

NNO	Nuveen North Carolina
Performance	Dividend Advantage
OVERVIEW	Municipal Fund 2
as of May 31, 2012

Fund Snapshot
Common Share Price	$15.83
Common Share Net Asset Value (NAV)	$15.72
Premium/(Discount) to NAV	0.70%
Market Yield	4.62%
Taxable-Equivalent Yield1	6.96%
Net Assets Applicable to Common Shares ($000)	$59,014

Leverage
Regulatory Leverage	33.48%
Effective Leverage	36.95%

Average Annual Total Returns
(Inception 11/15/01)
	On Share Price	On NAV
1-Year	17.23%	13.66%
5-Year	5.76%	6.53%
10-Year	6.26%	6.63%

Portfolio Composition3
(as a % of total investments)
Health Care	22.0%
Water and Sewer	19.9%
Tax Obligation/Limited	19.1%
U.S. Guaranteed	12.5%
Transportation	9.2%
Tax Obligation/General	6.2%
Other	11.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

22	Nuveen Investments

NII	Nuveen North Carolina
Performance	Dividend Advantage
OVERVIEW	Municipal Fund 3
as of May 31, 2012

Fund Snapshot
Common Share Price	$15.66
Common Share Net Asset Value (NAV)	$15.41
Premium/(Discount) to NAV	1.62%
Market Yield	4.67%
Taxable-Equivalent Yield1	7.03%
Net Assets Applicable to Common Shares ($000)	$60,686

Leverage
Regulatory Leverage	32.13%
Effective Leverage	37.37%

Average Annual Total Returns
(Inception 9/25/02)
	On Share Price	On NAV
1-Year	15.87%	14.09%
5-Year	6.69%	6.66%
Since Inception	5.67%	6.00%

Portfolio Composition3
(as a % of total investments)
Water and Sewer	25.0%
Health Care	18.2%
Tax Obligation/Limited	16.2%
U.S. Guaranteed	15.8%
Utilities	8.4%
Transportation	6.7%
Other	9.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

Nuveen Investments	23

NPG	Shareholder Meeting Report
NZX
NKG
The annual meeting of shareholders was held in the offices of Nuveen Investments on December 16, 2011; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies, the approval of new Fundamental Investment Policies, the approval of the issuance of additional common shares and the approval of an Agreement and Plan of Reorganization. The meeting was subsequently adjourned to January 31, 2012. The meeting was additionally adjourned to March 5, 2012. The meeting for NPG, NZX, NNC, NRB, NNO and NII was additionally adjourned to April 13, 2012. NPG, NZX, NNO and NII additionally adjourned to May 14, 2012. NPG was additionally adjourned to May 15, 2012.

	NPG		NZX		NKG
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting	shares voting	shares voting
	together	together	together	together	together	together
	as a class	as a class	as a class	as a class	as a class	as a class
To approve the Agreement and Plan of Reorganization.
For	3,514,377	1,418,116	1,853,926	737,568	—	1,639,530
Against	236,130	126,719	122,935	87,512	—	102,303
Abstain	57,717	14,466	102,654	29,700	—	43,400
Broker Non-Votes	805,275	309,964	405,472	129,719	—	362,754
Total	4,613,499	1,869,265	2,484,987	984,499	—	2,147,987
To approve the issuance of additional common shares.
For	—	—	—	—	3,918,546	—
Against	—	—	—	—	318,964	—
Abstain	—	—	—	—	137,244	—
	—	—	—	—	945,510	—
Total	—	—	—	—	5,320,264	—
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	3,160,222	1,126,060	1,612,871	543,686	3,882,836	1,598,780
Against	255,523	129,519	134,118	85,712	340,310	106,053
Abstain	73,751	11,466	111,971	24,700	151,608	42,400
Broker Non-Votes	862,734	360,620	414,532	135,101	945,510	362,754
Total	4,352,230	1,627,665	2,273,492	789,199	5,320,264	2,109,987
To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	3,159,489	1,123,060	1,609,601	546,686	3,876,116	1,595,180
Against	264,266	129,519	136,743	82,712	348,193	107,553
Abstain	65,741	14,466	112,616	24,700	150,445	44,500
Broker Non-Votes	862,734	360,620	414,532	135,101	945,510	362,754
Total	4,352,230	1,627,665	2,273,492	789,199	5,320,264	2,109,987
Approval of the Board Members was reached as follows:
John P. Amboian
For	4,144,628	—	2,112,355	—	4,979,938	—
Withhold	207,602	—	161,137	—	340,326	—
Total	4,352,230	—	2,273,492	—	5,320,264	—
William C. Hunter
For	—	1,529,270	—	723,095	—	2,003,632
Withhold	—	98,395	—	66,104	—	106,355
Total	—	1,627,665	—	789,199	—	2,109,987
David J. Kundert
For	4,144,628	—	2,112,355	—	4,977,338	—
Withhold	207,602	—	161,137	—	342,926	—
Total	4,352,230	—	2,273,492	—	5,320,264	—
William J. Schneider
For	—	1,529,270	—	723,095	—	2,001,132
Withhold	—	98,395	—	66,104	—	108,855
Total	—	1,627,665	—	789,199	—	2,109,987
Terence J. Toth
For	4,144,629	—	2,112,355	—	4,979,138	—
Withhold	207,601	—	161,137	—	341,126	—
Total	4,352,230	—	2,273,492	—	5,320,264	—

24	Nuveen Investments

NNC
NRB
NNO

	NNC		NRB		NNO
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting	shares voting	shares voting
	together	together	together	together	together	together
	as a class	as a class	as a class	as a class	as a class	as a class
To approve the Agreement and Plan of Reorganization.
For	6,342,662	2,502,566	2,214,091	846,964	3,761,433	1,528,669
Against	234,631	100,848	110,340	30,000	194,828	50,870
Abstain	261,810	128,000	50,590	3,700	153,000	52,000
Broker Non-Votes	1,208,580	369,420	451,447	145,700	905,496	338,879
Total	8,047,683	3,100,834	2,826,468	1,026,364	5,014,757	1,970,418
To approve the issuance of additional common shares.
For	5,806,052	—	—	—	—	—
Against	333,004	—	—	—	—	—
Abstain	184,258	—	—	—	—	—
	1,377,057	—	—	—	—	—
Total	7,700,371	—	—	—	—	—
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	5,799,795	2,046,922	1,884,442	653,675	3,279,122	1,160,468
Against	334,690	139,548	135,911	35,000	246,122	54,970
Abstain	188,829	37,400	41,510	3,700	111,471	25,000
Broker Non-Votes	1,377,057	534,020	523,982	182,489	980,508	429,871
Total	7,700,371	2,757,890	2,585,845	874,864	4,617,223	1,670,309
To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	5,774,338	2,033,422	1,882,008	653,675	3,287,176	1,170,468
Against	362,323	148,048	138,345	35,000	239,227	44,970
Abstain	186,653	42,400	41,510	3,700	110,312	25,000
Broker Non-Votes	1,377,057	534,020	523,982	182,489	980,508	429,871
Total	7,700,371	2,757,890	2,585,845	874,864	4,617,223	1,670,309
Approval of the Board Members was reached as follows:
John P. Amboian
For	7,422,670	—	2,493,227	—	4,449,881	—
Withhold	277,701	—	92,618	—	167,342	—
Total	7,700,371	—	2,585,845	—	4,617,223	—
William C. Hunter
For	—	2,673,342	—	844,664	—	1,642,707
Withhold	—	84,548	—	30,200	—	27,602
Total	—	2,757,890	—	874,864	—	1,670,309
David J. Kundert
For	7,455,126	—	2,493,227	—	4,462,110	—
Withhold	245,245	—	92,618	—	155,113	—
Total	7,700,371	—	2,585,845	—	4,617,223	—
William J. Schneider
For	—	2,673,342	—	844,664	—	1,642,707
Withhold	—	84,548	—	30,200	—	27,602
Total	—	2,757,890	—	874,864	—	1,670,309
Terence J. Toth
For	7,450,826	—	2,493,227	—	4,462,110	—
Withhold	249,545	—	92,618	—	155,113	—
Total	7,700,371	—	2,585,845	—	4,617,223	—

Nuveen Investments	25

Shareholder Meeting Report (continued)
NII

	NII
	Common and
	Preferred	Preferred
	shares voting	shares voting
	together	together
	as a class	as a class
To approve the Agreement and Plan of Reorganization.
For	3,832,343	1,441,463
Against	245,015	117,730
Abstain	116,198	21,200
Broker Non-Votes	690,962	184,024
Total	4,884,518	1,764,417
To approve the issuance of additional common shares.
For	—	—
Against	—	—
Abstain	—	—
	—	—
Total	—	—
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	3,483,826	1,149,580
Against	266,230	100,224
Abstain	121,421	22,200
Broker Non-Votes	748,718	241,307
Total	4,620,195	1,513,311
To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	3,461,581	1,148,080
Against	285,889	102,724
Abstain	124,007	21,200
Broker Non-Votes	748,718	241,307
Total	4,620,195	1,513,311
Approval of the Board Members was reached as follows:
John P. Amboian
For	4,285,783	—
Withhold	247,680	—
Total	4,533,463	—
William C. Hunter
For	—	1,354,155
Withhold	—	72,424
Total	—	1,426,579
David J. Kundert
For	4,302,344	—
Withhold	231,119	—
Total	4,533,463	—
William J. Schneider
For	—	1,354,155
Withhold	—	72,424
Total	—	1,426,579
Terence J. Toth
For	4,298,431	—
Withhold	235,032	—
Total	4,533,463	—

26	Nuveen Investments

Report of Independent
Registered Public Accounting Firm

The Board of Trustees and Shareholders
Nuveen Georgia Premium Income Municipal Fund
Nuveen Georgia Dividend Advantage Municipal Fund
Nuveen Georgia Dividend Advantage Municipal Fund 2
Nuveen North Carolina Premium Income Municipal Fund
Nuveen North Carolina Dividend Advantage Municipal Fund
Nuveen North Carolina Dividend Advantage Municipal Fund 2
Nuveen North Carolina Dividend Advantage Municipal Fund 3

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Georgia Premium Income Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen North Carolina Premium Income Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund 2, and Nuveen North Carolina Dividend Advantage Municipal Fund 3 (the “Funds”) as of May 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Georgia Premium Income Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen North Carolina Premium Income Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund 2, and Nuveen North Carolina Dividend Advantage Municipal Fund 3 at May 31, 2012, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
July 26, 2012

Nuveen Investments	27

Nuveen Georgia Premium Income Municipal Fund
NPG	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 4.8% (3.2% of Total Investments)
$25,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BBB–	$1,789,250
1,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/12 at 100.00	BBB+	997,180
26,000	Total Consumer Staples			2,786,430
	Education and Civic Organizations – 19.6% (13.2% of Total Investments)
750	Athens Housing Authority, Georgia, Student Housing Lease Revenue Bonds, UGAREF East Campus Housing LLC Project, Series 2009, 5.250%, 6/15/35	6/19 at 100.00	Aa2	819,263
1,300	Atlanta Development Authority, Georgia, Educational Facilities Revenue Bonds, Science Park LLC Project, Series 2007, 5.000%, 7/01/39	7/17 at 100.00	Aa3	1,363,180
1,550	Bulloch County Development Authority, Georgia, Student Housing and Athletic Facility Lease Revenue Bonds, Georgia Southern University, Series 2004, 5.250%, 8/01/21 – SYNCORA GTY Insured	8/14 at 100.00	A1	1,631,871
700	Carrollton Payroll Development Authority, Georgia, Student Housing Revenue Bonds, University of West Georgia, Series 2004A, 5.000%, 9/01/21 – SYNCORA GTY Insured	9/14 at 100.00	A1	737,996
1,535	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004, 5.250%, 5/01/15 – NPFG Insured	5/14 at 100.00	Aa3	1,665,429
150	Georgia Higher Education Facilities Authority, Revenue Bonds, USG Real Estate Foundation I LLC Project, Series 2008, 6.000%, 6/15/28	6/18 at 100.00	A2	168,213
	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2009B, Trust 3404:
270	17.027%, 3/01/17 (IF)	No Opt. Call	AA+	407,646
430	17.055%, 3/01/17 (IF)	No Opt. Call	AA+	631,773
530	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University Project, Refunding Series 2012C, 5.250%, 10/01/30	10/22 at 100.00	Baa2	575,304
1,180	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Compass Point LLC Project, Series 2005, 5.000%, 7/01/25 – SYNCORA GTY Insured	7/15 at 100.00	A2	1,240,794
1,490	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Center LLC, Series 2005A, 5.000%, 12/01/34 – SYNCORA GTY Insured	12/15 at 100.00	A3	1,559,777
500	Savannah Economic Development Authority, Georgia, Revenue Bonds, GTREP Project, Series 2002, 5.000%, 7/01/22 – NPFG Insured	7/12 at 100.00	Aa3	501,750
10,385	Total Education and Civic Organizations			11,302,996
	Health Care – 14.8% (10.0% of Total Investments)
140	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998, 5.250%, 12/01/22	6/12 at 100.00	BB	128,127
750	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center Inc., Series 2012A, 5.000%, 1/01/31	1/22 at 100.00	AA	847,095
	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
100	5.000%, 12/01/19	12/14 at 100.00	BBB–	101,029
900	5.250%, 12/01/22	12/14 at 100.00	BBB–	910,071
185	5.000%, 12/01/26	12/14 at 100.00	BBB–	186,598
100	Coweta County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc. Project, Series 2010, 5.000%, 6/15/40	6/20 at 100.00	AA–	106,285
1,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.000%, 12/01/40	12/20 at 100.00	N/R	1,085,910
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
300	5.125%, 2/15/40	2/20 at 100.00	AA–	319,410
1,700	5.250%, 2/15/45	2/41 at 100.00	AA–	1,833,178

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$900	Houston County Hospital Authority, Georgia, Revenue Bonds, Houston Healthcare Project, Series 2007, 5.250%, 10/01/35	10/17 at 100.00	A+	$953,721
225	Macon-Bibb County Hospital Authority, Georgia, Revenue Anticipation Certificates, Medical Center of Central Georgia Inc., Series 2009, 5.000%, 8/01/35	8/19 at 100.00	AA	239,247
1,000	Savannah Hospital Authority, Georgia, Revenue Bonds, St. Joseph’s/Candler Health System, Series 2003, 5.250%, 7/01/23 – RAAI Insured	1/14 at 100.00	A3	1,015,120
800	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2007, 5.000%, 10/01/33	10/17 at 100.00	A+	832,000
8,100	Total Health Care			8,557,791
	Housing/Multifamily – 2.0% (1.3% of Total Investments)
100	Cobb County Development Authority, Georgia, Revenue Bonds, KSU University II Real Estate Foundation, LLC Project, Series 2011, 5.000%, 7/15/41 – AGM Insured	7/21 at 100.00	AA–	109,214
1,000	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Series 2007A, 5.250%, 7/15/38 – AMBAC Insured	7/17 at 100.00	Baa2	1,015,850
1,100	Total Housing/Multifamily			1,125,064
	Housing/Single Family – 1.6% (1.0% of Total Investments)
900	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2002B-2, 5.350%, 12/01/22 (Alternative Minimum Tax)	6/12 at 100.00	AAA	901,359
	Industrials – 3.1% (2.1% of Total Investments)
1,000	Cartersville Development Authority, Georgia, Sewage and Solid Waste Disposal Facilities Refunding and Revenue Bonds, Anheuser Busch Project, Senior Lien Series 2007, 5.500%, 3/01/44 (Alternative Minimum Tax)	9/12 at 100.00	A	1,002,080
750	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	762,855
1,750	Total Industrials			1,764,935
	Materials – 1.8% (1.2% of Total Investments)
1,000	Richmond County Development Authority, Georgia, Environmental Improvement Revenue Bonds, International Paper Company, Series 2001A, 6.250%, 2/01/25 (Alternative Minimum Tax)	8/12 at 100.50	BBB	1,008,380
	Tax Obligation/General – 32.6% (22.0% of Total Investments)
540	Cherokee County Resource Recovery Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	AA+	568,534
500	Clark County Hospital Authority, Georgia, Hospital Revenue Bonds, Athens Regional Medical Center, Series 2007, 5.000%, 1/01/27 – NPFG Insured	1/17 at 100.00	Aa1	537,740
2,215	Decatur, Georgia, General Obligation Bonds, Series 2007, 5.000%, 1/01/31 – AGM Insured	1/17 at 100.00	AA+	2,466,048
3,000	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center Project, Series 2002, 5.200%, 7/01/32 – NPFG Insured	7/12 at 101.00	Aa2	3,033,960
1,090	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center, Series 2003, 5.000%, 7/01/19 – NPFG Insured	7/13 at 101.00	Aa2	1,136,063
1,000	Georgia Environmental Loan Acquisition Corporation, Local Government Loan Securitization Bonds, Loan Pool Series 2011, 5.125%, 3/15/31	3/21 at 100.00	Aaa	1,146,890
905	Georgia Municipal Association Inc., Certificates of Participation, Riverdale Public Purpose Project, Series 2009, 5.375%, 5/01/32 – AGC Insured	5/19 at 100.00	AA–	1,004,604
1,000	Georgia State, General Obligation Bonds, Series 2005B, 5.000%, 7/01/15	No Opt. Call	AAA	1,139,000
100	Georgia State, General Obligation Bonds, Series 2007E, 5.000%, 8/01/24	8/17 at 100.00	AAA	116,783
210	Georgia State, General Obligation Bonds, Series 2009B, 5.000%, 1/01/26	1/19 at 100.00	AAA	251,469
1,800	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36 (UB)	2/18 at 100.00	AAA	2,017,026

Nuveen Investments	29

Nuveen Georgia Premium Income Municipal Fund (continued)
NPG	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,060	Henry County Hospital Authority, Georgia, Revenue Certificates, Henry Medical Center, Series 2004, 5.000%, 7/01/20 – NPFG Insured	7/14 at 101.00	Aa1	$1,128,434
1,750	Paulding County School District, Georgia, General Obligation Bonds, Series 2007, 5.000%, 2/01/33	2/17 at 100.00	AA+	1,941,188
250	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	273,068
500	Wayne County Hospital Authority, Georgia, Hospital Revenue Bonds, Series 2006, 5.000%, 3/01/23 – SYNCORA GTY Insured	3/16 at 100.00	N/R	506,900
1,340	Winder-Barrow Industrial Building Authority, Georgia, Revenue Bonds, City of Winder Project, Refunding Series 2012, 5.000%, 12/01/29 – AGM Insured	12/21 at 100.00	Aa3	1,552,310
17,260	Total Tax Obligation/General			18,820,017
	Tax Obligation/Limited – 21.3% (14.4% of Total Investments)
	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007:
70	5.250%, 12/01/19 – AGC Insured	12/17 at 100.00	AA–	78,621
420	5.000%, 12/01/23 – AGC Insured	12/17 at 100.00	AA–	451,924
580	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	7/15 at 100.00	A–	633,453
	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B:
50	5.400%, 1/01/20	7/15 at 100.00	A–	53,791
150	5.600%, 1/01/30	7/15 at 100.00	A–	159,555
150	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	BBB–	151,545
2,000	Cobb-Marietta Coliseum and Exhibit Hall Authority, Cobb County, Georgia, Revenue Bonds, Performing Arts Center, Series 2004, 5.000%, 1/01/22	1/14 at 100.00	AAA	2,133,680
125	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Bonds, Refunding Series 2005, 5.500%, 10/01/26 – NPFG Insured	No Opt. Call	A+	160,389
3,890	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Refunding Bonds, Series 1993, 5.625%, 10/01/26 – NPFG Insured	10/19 at 100.00	BBB	4,505,437
135	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	146,483
2,600	Macon-Bibb County Urban Development Authority, Georgia, Revenue Refunding Bonds, Public Facilities Projects, Series 2002A, 5.375%, 8/01/17	8/12 at 101.00	AA	2,647,034
1,000	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	Aa2	1,186,630
11,170	Total Tax Obligation/Limited			12,308,542
	Transportation – 6.4% (4.3% of Total Investments)
2,290	Atlanta, Georgia, Airport General Revenue Bonds, Series 2004G, 5.000%, 1/01/26 – AGM Insured	1/15 at 100.00	AA–	2,463,582
1,160	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012C, 5.000%, 1/01/42 (Alternative Minimum Tax)	1/22 at 100.00	A+	1,242,488
3,450	Total Transportation			3,706,070
	U.S. Guaranteed – 7.6% (5.1% of Total Investments) (4)
1,000	Athens-Clarke County Unified Government Development Authority, Georgia, Educational Facilities	12/12 at 100.00	N/R (4)	1,023,920
	Revenue Bonds, UGAREF CCRC Building LLC Project, Series 2002, 5.000%, 12/15/16 (Pre-refunded 12/15/12) – AMBAC Insured
735	Coweta County Development Authority, Georgia, Revenue Bonds, Newnan Water and Sewer, and Light Commission Project, Series 2002, 5.250%, 1/01/18 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	N/R (4)	756,690
1,950	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 1/01/22 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	AA– (4)	2,094,495
25	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/20 (Pre-refunded 1/01/17) – FGIC Insured	1/17 at 100.00	A+ (4)	28,075
500	Georgia, General Obligation Bonds, Series 2002D, 5.000%, 8/01/16 (Pre-refunded 8/01/12)	8/12 at 100.00	Aaa	504,025
4,210	Total U.S. Guaranteed			4,407,205

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 12.7% (8.6% of Total Investments)
$1,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Project 1, Series 2007A, 5.000%, 1/01/25 – NPFG Insured	1/17 at 100.00	A+	$1,088,820
975	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/20 – FGIC Insured	No Opt. Call	A+	1,078,282
	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B:
250	5.000%, 3/15/20	No Opt. Call	A	266,175
500	5.000%, 3/15/21	No Opt. Call	A	535,740
750	5.000%, 3/15/22	No Opt. Call	A	802,733
250	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.000%, 3/15/18	No Opt. Call	Aa3	284,515
1,000	Municipal Electric Authority of Georgia, Combustion Turbine Revenue Bonds, Series 2003A, 5.000%, 11/01/20 – NPFG Insured	11/13 at 100.00	A1	1,050,570
1,000	Municipal Electric Authority of Georgia, Project One Subordinated Lien Revenue Bonds, Series 2003A, 5.000%, 1/01/22 – NPFG Insured	1/13 at 100.00	A+	1,021,920
1,200	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	7/17 at 100.00	Baa3	1,213,140
6,925	Total Utilities			7,341,895
	Water and Sewer – 20.3% (13.6% of Total Investments)
190	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.000%, 11/01/38 – FGIC Insured	11/12 at 100.00	A1	190,276
1,225	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/24 – AGM Insured	11/14 at 100.00	AA–	1,304,588
2,490	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001, 5.000%, 8/01/35 – AGM Insured	8/18 at 100.00	AA	2,726,525
335	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2001, 5.250%, 6/01/26 – AMBAC Insured	6/13 at 100.00	Aa2	339,579
	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2007:
500	5.000%, 6/01/32	6/18 at 100.00	Aa2	547,495
150	5.000%, 6/01/37	6/18 at 100.00	Aa2	162,209
500	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2006B, 5.250%, 10/01/32 – AGM Insured	10/26 at 100.00	Aa2	607,095
100	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A, 5.250%, 10/01/41	10/21 at 100.00	Aa3	112,681
890	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewer Revenue Bonds, Series 2007, 5.000%, 6/01/37 – NPFG Insured	6/17 at 100.00	Aa2	987,428
750	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2007, 5.000%, 4/01/37 – AGM Insured	4/17 at 100.00	Aaa	831,705
500	Georgia Environmental Loan Acquisition Corporation, Local Government Loan Securitization Bonds, Cobb County-Marietta Water Authority Loans, Series 2011, 5.250%, 2/15/36	2/21 at 100.00	Aaa	567,354

Nuveen Investments	31

Nuveen Georgia Premium Income Municipal Fund (continued)
NPG	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,000	Midgeville, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 1996, 6.000%, 12/01/21 – AGM Insured	No Opt. Call	AA–	$1,227,259
1,000	Unified Government of Athens-Clarke County, Georgia, Water and Sewerage Revenue Bonds, Series 2008, 5.500%, 1/01/38	1/19 at 100.00	AA+	1,129,509
890	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, The Oconee-Hard Creek Reservoir Project, Series 2008, 5.000%, 2/01/38 – AGM Insured	2/18 at 100.00	Aa2	951,667
10,520	Total Water and Sewer			11,685,370
$102,770	Total Investments (cost $79,464,477) – 148.6%			85,716,054
	Floating Rate Obligations – (2.1)%			(1,190,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (49.1)% (5)			(28,340,000)
	Other Assets Less Liabilities – 2.6%			1,506,465
	Net Assets Applicable to Common Shares – 100%			$57,692,519
(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to peri- odic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.1%.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

32	Nuveen Investments

Nuveen Georgia Dividend Advantage Municipal Fund
NZX	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 3.5% (2.4% of Total Investments)
$15,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BBB–	$1,073,550
	Education and Civic Organizations – 13.4% (9.4% of Total Investments)
500	Athens Housing Authority, Georgia, Student Housing Lease Revenue Bonds, UGAREF East Campus Housing LLC Project, Series 2009, 5.250%, 6/15/35	6/19 at 100.00	Aa2	546,175
1,200	Atlanta Development Authority, Georgia, Educational Facilities Revenue Bonds, Science Park LLC Project, Series 2007, 5.000%, 7/01/39	7/17 at 100.00	Aa3	1,258,320
625	Fulton County Development Authority Georgia Tech Foundation, 5.000%, 11/01/31	5/22 at 100.00	AA+	731,225
	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2009B, Trust 3404:
145	17.027%, 3/01/17 (IF)	No Opt. Call	AA+	218,921
230	17.055%, 3/01/17 (IF)	No Opt. Call	AA+	337,925
265	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University Project, Refunding Series 2012C, 5.250%, 10/01/30	10/22 at 100.00	Baa2	287,652
750	Savannah Economic Development Authority, Georgia, Revenue Bonds, GTREP Project, Series 2002, 5.000%, 7/01/19 – NPFG Insured	7/12 at 100.00	Aa3	752,723
3,715	Total Education and Civic Organizations			4,132,941
	Health Care – 16.1% (11.3% of Total Investments)
195	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998, 5.375%, 12/01/28	12/12 at 100.00	BB	169,436
500	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center Inc., Series 2012A, 5.000%, 1/01/31	1/22 at 100.00	AA	564,730
	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
500	5.250%, 12/01/22	12/14 at 100.00	BBB–	505,595
45	5.000%, 12/01/26	12/14 at 100.00	BBB–	45,389
115	Coweta County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc. Project, Series 2010, 5.000%, 6/15/40	6/20 at 100.00	AA–	122,228
500	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.000%, 12/01/40	12/20 at 100.00	N/R	542,955
600	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/45	2/41 at 100.00	AA–	647,004
500	Houston County Hospital Authority, Georgia, Revenue Bonds, Houston Healthcare Project, Series 2007, 5.250%, 10/01/35	10/17 at 100.00	A+	529,845
	Macon-Bibb County Hospital Authority, Georgia, Revenue Anticipation Certificates, Medical Center of Central Georgia Inc., Series 2009:
200	5.000%, 8/01/32	8/19 at 100.00	AA	215,508
300	5.000%, 8/01/35	8/19 at 100.00	AA	318,996
500	Savannah Hospital Authority, Georgia, Revenue Bonds, St. Joseph’s/Candler Health System, Series 2003, 5.250%, 7/01/23 – RAAI Insured	1/14 at 100.00	A3	507,560
750	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2007, 5.000%, 10/01/33	10/17 at 100.00	A+	780,000
4,705	Total Health Care			4,949,246
	Housing/Multifamily – 2.9% (2.1% of Total Investments)
500	Cobb County Development Authority, Georgia, Revenue Bonds, KSU University II Real Estate Foundation, LLC Project, Series 2011, 5.000%, 7/15/41 – AGM Insured	7/21 at 100.00	AA–	546,070
350	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Series 2007A, 5.250%, 7/15/38 – AMBAC Insured	7/17 at 100.00	Baa2	355,548
850	Total Housing/Multifamily			901,618

Nuveen Investments	33

Nuveen Georgia Dividend Advantage Municipal Fund (continued)
NZX	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 5.4% (3.8% of Total Investments)
$650	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2002B-2, 5.350%, 12/01/22 (Alternative Minimum Tax)	6/12 at 100.00	AAA	$650,982
1,000	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2006C-2, 4.500%, 12/01/27 (Alternative Minimum Tax)	12/15 at 100.00	AAA	1,022,900
1,650	Total Housing/Single Family			1,673,882
	Industrials – 1.7% (1.2% of Total Investments)
500	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	508,570
	Materials – 2.1% (1.4% of Total Investments)
20	Richmond County Development Authority, Georgia, Environmental Improvement Revenue Bonds, International Paper Company, Series 2003A, 5.750%, 11/01/27 (Alternative Minimum Tax)	11/13 at 100.00	BBB	21,008
600	Richmond County Development Authority, Georgia, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2002A, 6.000%, 2/01/25 (Alternative Minimum Tax)	2/13 at 100.00	BBB	607,902
620	Total Materials			628,910
	Tax Obligation/General – 31.9% (22.4% of Total Investments)
360	Cherokee County Resource Recovery Development Authority, Georgia, Solid Waste Disposal	7/17 at 100.00	AA+	379,022
	Revenue Bonds, Ball Ground Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)
500	Clarke County Hospital Authority, Georgia, Hospital Revenue Bonds, Athens Regional Medical Center, Series 2007, 5.000%, 1/01/27 – NPFG Insured	1/17 at 100.00	Aa1	537,740
600	Clarke County Hospital Authority, Georgia, Hospital Revenue Certificates, Athens Regional Medical Center, Series 2012, 5.000%, 1/01/32	1/22 at 100.00	Aa1	674,544
200	Decatur, Georgia, General Obligation Bonds, Series 2007, 5.000%, 1/01/31 – AGM Insured	1/17 at 100.00	AA+	222,668
2,000	Georgia Environmental Loan Acquisition Corporation, Local Government Loan Securitization Bonds, Loan Pool Series 2011, 5.125%, 3/15/31	3/21 at 100.00	Aaa	2,293,780
250	Georgia Municipal Association Inc., Certificates of Participation, Riverdale Public Purpose Project, Series 2009, 5.500%, 5/01/38 – AGC Insured	5/19 at 100.00	AA–	273,958
500	Georgia State, General Obligation Bonds, Series 2005B, 5.000%, 7/01/15	No Opt. Call	AAA	569,500
700	Georgia State, General Obligation Bonds, Series 2007E, 5.000%, 8/01/24	8/17 at 100.00	AAA	817,481
100	Georgia State, General Obligation Bonds, Series 2009B, 5.000%, 1/01/26	1/19 at 100.00	AAA	119,747
1,000	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36 (UB)	2/18 at 100.00	AAA	1,120,570
500	Henry County Hospital Authority, Georgia, Revenue Certificates, Henry Medical Center, Series 2004, 5.000%, 7/01/20 – NPFG Insured	7/14 at 101.00	Aa1	532,280
150	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	Aa2	163,262
250	Paulding County School District, Georgia, General Obligation Bonds, Series 2007, 5.000%, 2/01/33	2/17 at 100.00	AA+	277,313
1,000	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	1,092,270
660	Winder-Barrow Industrial Building Authority, Georgia, Revenue Bonds, City of Winder Project, Refunding Series 2012, 5.000%, 12/01/29 – AGM Insured	12/21 at 100.00	Aa3	764,570
8,770	Total Tax Obligation/General			9,838,705

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 12.9% (9.1% of Total Investments)
$40	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007, 5.000%, 12/01/23 – AGC Insured	12/17 at 100.00	AA–	$43,040
500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 7.375%, 1/01/31	1/19 at 100.00	N/R	552,615
100	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	7/15 at 100.00	A–	109,216
	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B:
330	5.400%, 1/01/20	7/15 at 100.00	A–	355,017
75	5.600%, 1/01/30	7/15 at 100.00	A–	79,778
750	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	BBB–	757,725
	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Refunding Bonds, Series 1993:
250	5.500%, 10/01/18 – NPFG Insured	No Opt. Call	BBB	272,740
100	5.625%, 10/01/26 – NPFG Insured	10/19 at 100.00	BBB	115,821
135	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	146,483
1,525	Macon-Bibb County Urban Development Authority, Georgia, Revenue Refunding Bonds, Public Facilities Projects, Series 2002A, 5.000%, 8/01/14	8/12 at 101.00	AA	1,552,176
3,805	Total Tax Obligation/Limited			3,984,611
	Transportation – 8.7% (6.1% of Total Investments)
515	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012C, 5.000%, 1/01/42 (Alternative Minimum Tax)	1/22 at 100.00	A+	551,622
1,000	Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series 2011B, 5.000%, 1/01/30	1/21 at 100.00	A+	1,078,420
1,000	Atlanta, Georgia, Airport Passenger Facilities Charge Revenue Bonds, Refunding Series 2004C, 5.000%, 1/01/33 – AGM Insured	7/14 at 100.00	AA–	1,060,370
2,515	Total Transportation			2,690,412
	U.S. Guaranteed – 16.8% (11.8% of Total Investments) (4)
1,000	Athens Housing Authority, Georgia, Student Housing Lease Revenue Bonds, UGAREF East Campus Housing LLC Project, Series 2002, 5.250%, 12/01/21 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	Aa2 (4)	1,024,870
1,500	Coweta County Development Authority, Georgia, Revenue Bonds, Newnan Water and Sewer, and Light Commission Project, Series 2002, 5.250%, 1/01/18 (Pre-refunded 1/01/13) – FGIC Insured	1/13 at 100.00	N/R (4)	1,544,265
500	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 1/01/22 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	AA– (4)	537,050
2,000	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2002, 5.250%, 10/01/27 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 101.00	A+ (4)	2,051,940
5,000	Total U.S. Guaranteed			5,158,125
	Utilities – 7.5% (5.3% of Total Investments)
200	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Ogelthrope Power Company – Vogtle Plant, Series 2008, 0.900%, 1/01/39 (Mandatory put 3/01/13)	No Opt. Call	A	199,970
	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B:
500	5.000%, 3/15/20	No Opt. Call	A	532,350
300	5.000%, 3/15/21	No Opt. Call	A	321,444
250	5.000%, 3/15/22	No Opt. Call	A	267,578
400	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.000%, 3/15/18	No Opt. Call	Aa3	455,224
500	Municipal Electric Authority of Georgia, Combustion Turbine Revenue Bonds, Series 2003A, 5.250%, 11/01/15 – NPFG Insured	11/13 at 100.00	A1	530,020
2,150	Total Utilities			2,306,586

Nuveen Investments	35

Nuveen Georgia Dividend Advantage Municipal Fund (continued)
NZX	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 19.5% (13.7% of Total Investments)
$1,200	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/24 – AGM Insured	11/14 at 100.00	AA–	$1,277,964
625	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001, 5.000%, 8/01/35 – AGM Insured	8/18 at 100.00	AA	684,369
350	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2007, 5.000%, 6/01/37	6/18 at 100.00	Aa2	378,487
250	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2006B, 5.250%, 10/01/32 – AGM Insured	10/26 at 100.00	Aa2	303,547
1,000	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A, 5.250%, 10/01/41	10/21 at 100.00	Aa3	1,126,809
890	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewer Revenue Bonds, Series 2007, 5.000%, 6/01/37 – NPFG Insured	6/17 at 100.00	Aa2	987,427
375	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2007, 5.000%, 4/01/37 – AGM Insured	4/17 at 100.00	Aaa	415,852
385	Fulton County, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.000%, 1/01/35 – FGIC Insured	1/14 at 100.00	AA–	403,614
400	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, The Oconee-Hard Creek Reservoir Project, Series 2008, 5.000%, 2/01/38 – AGM Insured	2/18 at 100.00	Aa2	427,715
5,475	Total Water and Sewer			6,005,784
$54,755	Total Investments (cost $40,757,936) – 142.4%			43,852,940
	Floating Rate Obligations – (2.1)%			(660,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (46.6)% (5)			(14,340,000)
	Other Assets Less Liabilities – 6.3%			1,950,897
	Net Assets Applicable to Common Shares – 100%			$30,803,837

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.7%.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

36	Nuveen Investments

Nuveen Georgia Dividend Advantage Municipal Fund 2
NKG	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 3.5% (2.4% of Total Investments)
$5,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BBB–	$357,850
2,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	11/12 at 100.00	BBB+	1,994,360
7,000	Total Consumer Staples			2,352,210
	Education and Civic Organizations – 12.1% (8.2% of Total Investments)
500	Athens Housing Authority, Georgia, Student Housing Lease Revenue Bonds, UGAREF East Campus Housing LLC Project, Series 2009, 5.250%, 6/15/35	6/19 at 100.00	Aa2	546,175
2,500	Atlanta Development Authority, Georgia, Educational Facilities Revenue Bonds, Science Park LLC Project, Series 2007, 5.000%, 7/01/39	7/17 at 100.00	Aa3	2,621,500
2,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech – Klaus Parking and Family Housing, Series 2003, 5.000%, 11/01/23 – NPFG Insured	11/13 at 100.00	Aa3	2,104,040
1,050	Fulton County Development Authority, Georgia, Revenue Bonds, TUFF Morehouse Project, Series 2002A, 5.000%, 2/01/34 – AMBAC Insured	8/12 at 100.00	A2	1,051,061
	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Series 2009B, Trust 3404:
315	17.027%, 3/01/17 (IF)	No Opt. Call	AA+	475,587
490	17.055%, 3/01/17 (IF)	No Opt. Call	AA+	719,928
530	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University Project, Refunding Series 2012C, 5.250%, 10/01/30	10/22 at 100.00	Baa2	575,304
7,385	Total Education and Civic Organizations			8,093,595
	Health Care – 17.1% (11.6% of Total Investments)
	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
65	5.250%, 12/01/22	6/12 at 100.00	BB	59,487
550	5.375%, 12/01/28	12/12 at 100.00	BB	477,895
750	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center Inc., Series 2012A, 5.000%, 1/01/31	1/22 at 100.00	AA	847,095
	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
185	5.000%, 12/01/19	12/14 at 100.00	BBB–	186,904
1,000	5.250%, 12/01/22	12/14 at 100.00	BBB–	1,011,190
500	Coweta County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc. Project, Series 2010, 5.000%, 6/15/40	6/20 at 100.00	AA–	531,425
1,000	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 8.000%, 12/01/40	12/20 at 100.00	N/R	1,085,910
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
700	5.125%, 2/15/40	2/20 at 100.00	AA–	745,290
1,645	5.250%, 2/15/45	2/41 at 100.00	AA–	1,773,869
1,140	Houston County Hospital Authority, Georgia, Revenue Bonds, Houston Healthcare Project, Series 2007, 5.250%, 10/01/35	10/17 at 100.00	A+	1,208,047
	Macon-Bibb County Hospital Authority, Georgia, Revenue Anticipation Certificates, Medical Center of Central Georgia Inc., Series 2009:
225	5.000%, 8/01/32	8/19 at 100.00	AA	242,447
450	5.000%, 8/01/35	8/19 at 100.00	AA	478,494
2,000	Savannah Hospital Authority, Georgia, Revenue Bonds, St. Joseph’s/Candler Health System, Series 2003, 5.250%, 7/01/23 – RAAI Insured	1/14 at 100.00	A3	2,030,240

Nuveen Investments	37

Nuveen Georgia Dividend Advantage Municipal Fund 2 (continued)
NKG	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$750	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center, Series 2007, 5.000%, 10/01/33	10/17 at 100.00	A+	$780,000
10,960	Total Health Care			11,458,293
	Housing/Multifamily – 6.2% (4.2% of Total Investments)
1,000	Cobb County Development Authority, Georgia, Revenue Bonds, KSU University II Real Estate Foundation, LLC Project, Series 2011, 5.000%, 7/15/41 – AGM Insured	7/21 at 100.00	AA–	1,092,140
25	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, KSU Village II Real Estate Foundation LLC Project, Series 2007A, 5.250%, 7/15/38 – AMBAC Insured	7/17 at 100.00	Baa2	25,396
	Savannah Economic Development Authority, Georgia, GNMA Collateralized Multifamily Housing Revenue Bonds, Snap I-II-III Apartments, Series 2002A:
500	5.150%, 11/20/22 (Alternative Minimum Tax)	11/12 at 102.00	AA+	513,745
980	5.200%, 11/20/27 (Alternative Minimum Tax)	11/12 at 102.00	AA+	1,005,019
1,465	5.250%, 11/20/32 (Alternative Minimum Tax)	11/12 at 102.00	AA+	1,501,010
3,970	Total Housing/Multifamily			4,137,310
	Housing/Single Family – 0.3% (0.2% of Total Investments)
170	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2006C-2, 4.550%, 12/01/31 (Alternative Minimum Tax)	12/15 at 100.00	AAA	171,681
	Industrials – 4.6% (3.1% of Total Investments)
2,190	Cobb County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Georgia Waste Management Project, Series 2004A, 5.000%, 4/01/33 (Alternative Minimum Tax)	4/16 at 101.00	BBB	2,303,376
750	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	762,855
2,940	Total Industrials			3,066,231
	Materials – 2.5% (1.7% of Total Investments)
1,000	Richmond County Development Authority, Georgia, Environmental Improvement Revenue Bonds, International Paper Company, Series 2001A, 6.250%, 2/01/25 (Alternative Minimum Tax)	8/12 at 100.50	BBB	1,008,380
250	Richmond County Development Authority, Georgia, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2002A, 6.000%, 2/01/25 (Alternative Minimum Tax)	2/13 at 100.00	BBB	253,293
370	Savannah Economic Development Authority, Georgia, Pollution Control Revenue Bonds, Union Camp Corporation, Series 1995, 6.150%, 3/01/17	No Opt. Call	Baa3	415,469
1,620	Total Materials			1,677,142
	Tax Obligation/General – 25.5% (17.3% of Total Investments)
600	Cherokee County Resource Recovery Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ball Ground Recycling LLC Project, Series 2007A, 5.000%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	AA+	631,704
900	Decatur, Georgia, General Obligation Bonds, Series 2007, 5.000%, 1/01/31 – AGM Insured	1/17 at 100.00	AA+	1,002,006
1,000	Floyd County Hospital Authority, Georgia, Revenue Anticipation Certificates, Floyd Medical Center Project, Series 2002, 5.200%, 7/01/32 – NPFG Insured	7/12 at 101.00	Aa2	1,011,320
1,000	Forsyth County, Georgia, General Obligation Bonds, Series 2004, 5.250%, 3/01/19	3/14 at 101.00	Aaa	1,089,330
1,000	Georgia Environmental Loan Acquisition Corporation, Local Government Loan Securitization Bonds, Loan Pool Series 2011, 5.125%, 3/15/31	3/21 at 100.00	Aaa	1,146,890
915	Georgia Municipal Association Inc., Certificates of Participation, Riverdale Public Purpose Project, Series 2009, 5.500%, 5/01/38 – AGC Insured	5/19 at 100.00	AA–	1,002,684
1,000	Georgia State, General Obligation Bonds, Series 2005B, 5.000%, 7/01/15	No Opt. Call	AAA	1,139,000
1,700	Georgia State, General Obligation Bonds, Series 2007E, 5.000%, 8/01/24	8/17 at 100.00	AAA	1,985,311
1,645	Georgia State, General Obligation Bonds, Series 2009B, 5.000%, 1/01/26	1/19 at 100.00	AAA	1,969,838
750	Georgia, General Obligation Bonds, Series 1998D, 5.250%, 10/01/15	No Opt. Call	AAA	867,885

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$2,100	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36 (UB)	2/18 at 100.00	AAA	$2,353,197
295	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	Aa2	321,081
475	Paulding County School District, Georgia, General Obligation Bonds, Series 2007, 5.000%, 2/01/33	2/17 at 100.00	AA+	526,894
1,000	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	1,092,270
950	Wayne County Hospital Authority, Georgia, Hospital Revenue Bonds, Series 2006, 5.000%, 3/01/23 – SYNCORA GTY Insured	3/16 at 100.00	N/R	963,110
15,330	Total Tax Obligation/General			17,102,520
	Tax Obligation/Limited – 17.9% (12.1% of Total Investments)
	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007:
80	5.250%, 12/01/21 – AGC Insured	12/17 at 100.00	AA–	88,236
620	5.000%, 12/01/23 – AGC Insured	12/17 at 100.00	AA–	667,126
1,000	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 7.375%, 1/01/31	1/19 at 100.00	N/R	1,105,230
385	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	7/15 at 100.00	A–	420,482
	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B:
450	5.400%, 1/01/20	7/15 at 100.00	A–	484,115
350	5.600%, 1/01/30	7/15 at 100.00	A–	372,295
750	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	BBB–	757,725
	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Refunding Bonds, Series 1993:
210	5.500%, 10/01/18 – NPFG Insured	No Opt. Call	BBB	229,102
1,755	5.625%, 10/01/26 – NPFG Insured	10/19 at 100.00	BBB	2,032,659
750	Georgia Municipal Association Inc., Certificates of Participation, Atlanta Court Project, Series 2002, 5.125%, 12/01/21 – AMBAC Insured	6/13 at 100.00	N/R	758,678
135	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	146,483
2,500	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	Aa2	2,966,575
1,945	Tift County Hospital Authority, Georgia, Revenue Anticipation Bonds, Tift Regional Medical Center, Series 2002, 5.250%, 12/01/19 – AMBAC Insured	12/12 at 101.00	Aa3	1,983,064
10,930	Total Tax Obligation/Limited			12,011,770
	Transportation – 4.8% (3.2% of Total Investments)
1,035	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012C, 5.000%, 1/01/42 (Alternative Minimum Tax)	1/22 at 100.00	A+	1,108,599
1,000	Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series 2011B, 5.000%, 1/01/30	1/21 at 100.00	A+	1,078,420
1,000	Atlanta, Georgia, Airport Passenger Facilities Charge Revenue Bonds, Series 2004J, 5.000%, 1/01/34 – AGM Insured	1/15 at 100.00	AA–	1,044,640
3,035	Total Transportation			3,231,659
	U.S. Guaranteed – 24.5% (16.6% of Total Investments) (4)
	Athens Housing Authority, Georgia, Student Housing Lease Revenue Bonds, UGAREF East Campus Housing LLC Project, Series 2002:
180	5.000%, 12/01/33 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	Aa2 (4)	184,252
2,320	5.000%, 12/01/33 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	Aa2 (4)	2,376,005
1,225	Athens-Clarke County Unified Government Development Authority, Georgia, Educational Facilities	12/12 at 100.00	N/R (4)	1,254,302
	Revenue Bonds, UGAREF CCRC Building LLC Project, Series 2002, 5.000%, 12/15/18 (Pre-refunded 12/15/12) – AMBAC Insured

Nuveen Investments	39

Nuveen Georgia Dividend Advantage Municipal Fund 2 (continued)
NKG	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$1,000	Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2002, 5.250%, 10/01/22 (Pre-refunded 10/01/12) – AGM Insured	10/12 at 100.00	AA– (4)	$1,016,970
1,000	Cherokee County School System, Georgia, General Obligation Bonds, Series 2003, 5.000%, 8/01/16 (Pre-refunded 8/01/13) – NPFG Insured	8/13 at 100.00	AA+ (4)	1,055,690
2,000	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2002, 5.000%, 4/01/32 (Pre-refunded 4/01/13)	4/13 at 100.00	Aaa	2,079,460
	Newnan Hospital Authority, Georgia, Revenue Anticipation Certificates, Newnan Hospital Inc., Series 2002:
2,260	5.500%, 1/01/19 (Pre-refunded 1/01/13) – NPFG Insured	1/13 at 100.00	Aa3 (4)	2,329,992
3,020	5.500%, 1/01/20 (Pre-refunded 1/01/13) – NPFG Insured	1/13 at 100.00	Aa3 (4)	3,113,529
	Oconee County, Georgia, General Obligation Bonds, Recreation Project, Series 2003:
1,410	5.500%, 1/01/23 (Pre-refunded 1/01/13) – AMBAC Insured	1/13 at 101.00	Aa2 (4)	1,467,669
1,470	5.250%, 1/01/26 (Pre-refunded 1/01/13) – AMBAC Insured	1/13 at 101.00	Aa2 (4)	1,527,977
15,885	Total U.S. Guaranteed			16,405,846
	Utilities – 5.6% (3.8% of Total Investments)
1,000	Georgia Municipal Electric Authority, General Power Revenue Bonds, Project 1, Series 2007A, 5.000%, 1/01/25 – NPFG Insured	1/17 at 100.00	A+	1,088,820
	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B:
250	5.000%, 3/15/20	No Opt. Call	A	266,175
500	5.000%, 3/15/21	No Opt. Call	A	535,740
500	5.000%, 3/15/22	No Opt. Call	A	535,155
300	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.000%, 3/15/18	No Opt. Call	Aa3	341,418
1,000	Municipal Electric Authority of Georgia, Project One Subordinated Lien Revenue Bonds, Series 2003A, 5.000%, 1/01/22 – NPFG Insured	1/13 at 100.00	A+	1,021,920
3,550	Total Utilities			3,789,228
	Water and Sewer – 23.0% (15.6% of Total Investments)
	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004:
500	5.250%, 11/01/15 – AGM Insured	11/14 at 100.00	AA–	551,535
700	5.000%, 11/01/37 – AGM Insured	11/14 at 100.00	AA–	729,806
3,500	Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2002, 5.000%, 10/01/27 – AGM Insured	10/12 at 100.00	AA–	3,524,780
1,990	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2001, 5.000%, 8/01/35 – AGM Insured	8/18 at 100.00	AA	2,179,030
	Coweta County Water and Sewer Authority, Georgia, Revenue Bonds, Series 2007:
500	5.000%, 6/01/32	6/18 at 100.00	Aa2	547,495
500	5.000%, 6/01/37	6/18 at 100.00	Aa2	540,695
500	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Series 2006B, 5.250%, 10/01/32 – AGM Insured	10/26 at 100.00	Aa2	607,095
750	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Second Resolution Series 2011A, 5.250%, 10/01/41	10/21 at 100.00	Aa3	845,108
1,000	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewer Revenue Bonds, Series 2005, 5.000%, 6/01/29 – NPFG Insured	12/15 at 100.00	Aa2	1,105,740
445	Douglasville-Douglas County Water and Sewer Authority, Georgia, Water and Sewer Revenue Bonds, Series 2007, 5.000%, 6/01/37 – NPFG Insured	6/17 at 100.00	Aa2	493,713

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$375	Forsyth County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2007, 5.000%, 4/01/37 – AGM Insured	4/17 at 100.00	Aaa	$415,852
3,100	Harris County, Georgia, Water System Revenue Bonds, Series 2002, 5.000%, 12/01/22 – AMBAC Insured	12/12 at 100.00	A+	3,158,992
685	Walton County Water and Sewerage Authority, Georgia, Revenue Bonds, The Oconee-Hard Creek Reservoir Project, Series 2008, 5.000%, 2/01/38 – AGM Insured	2/18 at 100.00	Aa2	732,463
14,545	Total Water and Sewer			15,432,304
$97,320	Total Investments (cost $93,325,443) – 147.6%			98,929,789
	Floating Rate Obligations – (2.1)%			(1,395,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (48.1)% (5)			(32,265,000)
	Other Assets Less Liabilities – 2.6%			1,769,123
	Net Assets Applicable to Common Shares – 100%			$67,038,912

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.6%.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	41

Nuveen North Carolina Premium Income Municipal Fund
NNC	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 16.5% (10.7% of Total Investments)
$2,500	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2005A, 5.000%, 10/01/41 (UB)	10/15 at 100.00	AA+	$2,708,700
	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Johnson and Wales University, Series 2003A:
970	5.250%, 4/01/23 – SYNCORA GTY Insured	4/13 at 100.00	N/R	985,375
500	5.000%, 4/01/33 – SYNCORA GTY Insured	4/13 at 100.00	N/R	503,560
1,530	University of North Carolina System, Pooled Revenue Bonds, Series 2005A, 5.000%, 4/01/15 – AMBAC Insured	No Opt. Call	A+	1,715,987
	University of North Carolina Wilmington, Certificates of Participation, Student Housing Project Revenue Bonds, Series 2006:
1,430	5.000%, 6/01/23 – FGIC Insured	6/16 at 100.00	A–	1,546,574
1,505	5.000%, 6/01/24 – FGIC Insured	6/16 at 100.00	A–	1,619,952
	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2003:
2,380	5.000%, 12/01/19	12/13 at 100.00	Aaa	2,528,464
2,725	5.000%, 12/01/21	12/13 at 100.00	Aaa	2,892,451
1,500	5.000%, 12/01/23	12/13 at 100.00	Aaa	1,594,965
15,040	Total Education and Civic Organizations			16,096,028
	Health Care – 31.9% (20.7% of Total Investments)
1,145	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/27	10/17 at 100.00	N/R	1,151,252
500	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2009A, 5.250%, 1/15/39	1/19 at 100.00	AA–	548,665
2,300	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	2,414,678
1,750	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2012A, 5.000%, 1/15/43 (WI/DD, Settling 6/01/12)	1/22 at 100.00	AA–	1,914,168
1,000	Johnston Memorial Hospital Authority, North Carolina, Mortgage Revenue Bonds, Johnston	4/18 at 100.00	AA–	1,090,740
	Memorial Hospital Project, Series 2008A, 5.250%, 10/01/36 – AGM Insured
2,570	Nash Health Care Systems, North Carolina, Health Care Facilities Revenue Bonds, Series 2012, 5.000%, 11/01/41	5/22 at 100.00	A	2,721,373
225	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2006B, 5.125%, 10/01/31 – AGM Insured	10/19 at 100.00	AA–	247,311
	North Carolina Medical Care Commission Health Care Facilities Revenue Bonds Novant Health Inc., Series 2010A:
500	5.250%, 11/01/40	11/20 at 100.00	AA–	537,800
3,000	5.000%, 11/01/43	11/20 at 100.00	AA–	3,180,600
500	North Carolina Medical Care Commission, Health Care Facilities Refunding Revenue Bonds, Blue Ridge HealthCare, Series 2010A, 5.000%, 1/01/36	1/20 at 100.00	A	514,115
1,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Appalachian Regional HealthCare System, Series 2011A, 6.500%, 7/01/31	7/21 at 100.00	BBB+	1,152,970
2,335	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, FirstHealth of the Carolinas Project, Refunding Series 2012A, 4.000%, 10/01/39	10/17 at 100.00	AA	2,325,263
920	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed, Series 2009A, 5.625%, 10/01/38 – AGC Insured	10/14 at 100.00	AA–	958,042
2,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Novant Health Obligated Group, Series 2003A, 5.000%, 11/01/19	11/13 at 100.00	AA–	2,097,680
2,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Stanly Memorial Hospital, Series 1999, 6.375%, 10/01/29	10/12 at 100.00	BBB+	2,009,900
3,000	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Series 2002, 5.375%, 6/01/32	6/13 at 100.00	A	3,031,980

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,500	North Carolina Medical Care Commission, Hospital Revenue Bonds, Wilson Medical Center, Series 2007, 5.000%, 11/01/27	11/17 at 100.00	A–	$1,565,445
1,395	North Carolina Medical Care Commission, Revenue Bonds, Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 – FGIC Insured	1/15 at 100.00	A	1,413,651
	North Carolina Medical Care Commission, Revenue Bonds, Cleveland County Healthcare System, Series 2004A:
600	5.250%, 7/01/20 – AMBAC Insured	7/14 at 100.00	A	629,160
500	5.250%, 7/01/22 – AMBAC Insured	7/14 at 100.00	A	520,590
300	Northern Hospital District of Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008, 6.250%, 10/01/38	4/18 at 100.00	BBB	322,116
700	Onslow County Hospital Authority, North Carolina, FHA Insured Mortgage Revenue Bonds, Onslow Memorial Hospital Project, Series 2006, 5.000%, 4/01/31 – NPFG Insured	10/16 at 100.00	BBB	733,663
29,740	Total Health Care			31,081,162
	Housing/Multifamily – 3.5% (2.3% of Total Investments)
2,260	Mecklenburg County, North Carolina, FNMA Multifamily Housing Revenue Bonds, Little Rock Apartments, Series 2003, 5.375%, 1/01/36 (Alternative Minimum Tax)	7/13 at 105.00	AA+	2,396,662
1,000	North Carolina Capital Facilities Financing Agency, Housing Revenue Bonds, Elizabeth City State University, Series 2003A, 5.000%, 6/01/28 – AMBAC Insured	6/13 at 100.00	N/R	1,005,270
3,260	Total Housing/Multifamily			3,401,932
	Housing/Single Family – 2.6% (1.7% of Total Investments)
700	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA	700,686
885	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2007-29A, 4.800%, 7/01/33 (Alternative Minimum Tax)	1/17 at 100.00	AA	908,196
100	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2011-1, 4.500%, 1/01/28	1/21 at 100.00	AA	107,587
775	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)	7/16 at 100.00	AA	792,949
2,460	Total Housing/Single Family			2,509,418
	Long-Term Care – 0.4% (0.2% of Total Investments)
375	North Carolina Medical Care Commission, Revenue Bonds, Pines at Davidson, Series 2006A, 5.000%, 1/01/36	1/16 at 100.00	A–	379,335
	Materials – 0.5% (0.3% of Total Investments)
500	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007A, 4.625%, 3/01/27	3/17 at 100.00	BBB	506,735
	Tax Obligation/General – 4.5% (2.9% of Total Investments)
1,820	Durham, North Carolina, General Obligation Bonds, Series 2007, 5.000%, 4/01/21	4/17 at 100.00	AAA	2,113,202
2,000	Wake County, North Carolina, Limited Obligation Bonds, Series 2010, 5.000%, 1/01/37	1/20 at 100.00	AA+	2,262,940
3,820	Total Tax Obligation/General			4,376,142
	Tax Obligation/Limited – 30.0% (19.5% of Total Investments)
1,700	Charlotte, North Carolina, Certificates of Participation, Governmental Facilities Projects, Series 2003G, 5.375%, 6/01/26	6/13 at 100.00	AA+	1,771,995
950	Charlotte, North Carolina, Certificates of Participation, Transit Projects Phase 2, Series 2008A, 5.000%, 6/01/33	6/18 at 100.00	AA+	1,033,752
1,505	Charlotte, North Carolina, Certificates of Participation, Transit Projects, Series 2003A, 5.000%, 6/01/33	6/13 at 100.00	AA+	1,556,170
	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Series 2002:
1,050	5.250%, 6/01/20	6/13 at 100.00	AAA	1,064,574
1,750	5.000%, 6/01/25	6/13 at 100.00	AAA	1,773,713

Nuveen Investments	43

Nuveen North Carolina Premium Income Municipal Fund (continued)
NNC	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,400	Craven County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 6/01/27 – NPFG Insured	6/17 at 100.00	AA–	$1,529,444
1,000	Davidson County, North Carolina, Certificates of Participation, Series 2004, 5.250%, 6/01/14 – AMBAC Insured	No Opt. Call	Aa3	1,084,740
395	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	428,599
750	Harnett County, North Carolina, Certificates of Participation, Series 2009, 5.000%, 6/01/28 – AGC Insured	6/19 at 100.00	AA–	830,843
945	Jacksonville Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Series 2012, 5.000%, 4/01/29 (WI/DD, Settling 6/01/12)	4/22 at 100.00	A+	1,082,772
	Lee County, North Carolina, Certificates of Participation, Public Schools and Community College, Series 2004:
1,715	5.250%, 4/01/18 – AGM Insured	4/14 at 100.00	AA–	1,835,839
500	5.250%, 4/01/20 – AGM Insured	4/14 at 100.00	AA–	530,660
1,000	5.250%, 4/01/22 – AGM Insured	4/14 at 100.00	AA–	1,053,330
200	Mecklenburg County, North Carolina, Certificates of Participation, Series 2009A, 5.000%, 2/01/27	2/19 at 100.00	AA+	224,564
3,315	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	AA	3,741,607
2,000	Puerto Rico Highway and Transportation Authority, Grant Anticipation Revenue Bonds, Series 2004, 5.000%, 9/15/21 – NPFG Insured	3/14 at 100.00	A+	2,037,200
3,675	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+	1,019,298
285	Raleigh, North Carolina, Certificates of Participation, Series 2007, 5.000%, 2/01/27	2/17 at 100.00	AA+	311,639
1,000	Randolph County, North Carolina, Certificates of Participation, Series 2004, 5.000%, 6/01/20 – AGM Insured	6/14 at 102.00	AA–	1,078,840
1,000	Rutherford County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 12/01/27 – AGM Insured	12/17 at 100.00	AA–	1,101,030
1,950	Sampson County, North Carolina, Certificates of Participation, Series 2006, 5.000%, 6/01/34 – AGM Insured (UB)	6/17 at 100.00	AA–	2,073,455
1,200	Wilmington, North Carolina, Certificates of Participation, Series 2008A, 5.000%, 6/01/29	6/18 at 100.00	AA	1,328,460
700	Wilson County, North Carolina, Certificates of Participation, School Facilities Project, Series 2007, 5.000%, 4/01/25 – AMBAC Insured	4/17 at 100.00	Aa3	760,326
29,985	Total Tax Obligation/Limited			29,252,850
	Transportation – 12.5% (8.1% of Total Investments)
2,500	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010A, 5.000%, 7/01/39	7/20 at 100.00	Aa3	2,749,950
	Charlotte, North Carolina, Airport Revenue Bonds, Series 2004A:
600	5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	Aa3	651,204
2,710	5.000%, 7/01/29 – NPFG Insured	7/14 at 100.00	Aa3	2,873,603
1,020	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010A, 5.250%, 2/01/40	2/20 at 100.00	A3	1,117,084
600	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA–	677,808
	North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Revenue Bonds, Series 2009B:
4,230	0.000%, 1/01/33 – AGC Insured	No Opt. Call	AA–	1,653,803
655	0.000%, 1/01/37 – AGC Insured	No Opt. Call	AA–	208,853
500	0.000%, 1/01/38 – AGC Insured	No Opt. Call	AA–	151,425
500	Piedmont Triad Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A, 5.000%, 7/01/20 – SYNCORA GTY Insured	7/15 at 100.00	A–	542,750
1,375	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2010A, 5.000%, 5/01/36	5/20 at 100.00	Aa3	1,534,115
14,690	Total Transportation			12,160,595

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 23.7% (15.4% of Total Investments) (4)
$1,330	Cabarrus County, North Carolina, Certificates of Participation, Series 2002, 5.250%, 2/01/17 (Pre-refunded 2/01/13)	2/13 at 100.00	AA (4)	$1,374,834
1,800	Catawba County, North Carolina, Certificates of Participation, Series 2004, 5.250%, 6/01/21 (Pre-refunded 6/01/14) – NPFG Insured	6/14 at 100.00	Aa2 (4)	1,974,942
1,295	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Series 2005A, 5.000%, 6/01/26 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	1,471,638
25	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2003C, 5.375%, 1/01/17 (Pre-refunded 1/01/13)	1/13 at 100.00	A– (4)	25,669
	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B:
5	5.500%, 1/01/17 (Pre-refunded 7/01/12) – FGIC Insured	7/12 at 100.00	A– (4)	5,022
65	5.500%, 1/01/21 (Pre-refunded 7/01/12)	7/12 at 100.00	A– (4)	65,287
3,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2003F, 5.500%, 1/01/15 (Pre-refunded 1/01/13)	1/13 at 100.00	A– (4)	3,091,470
1,500	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Correctional Facilities, Series 2004A, 5.000%, 2/01/23 (Pre-refunded 2/01/14)	2/14 at 100.00	AA+ (4)	1,616,805
735	North Carolina Medical Care Commission, Revenue Bonds, Northeast Medical Center, Series 2004, 5.000%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	N/R (4)	814,064
4,260	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 1986, 5.000%, 1/01/20 (ETM)	No Opt. Call	Aaa	5,378,889
2,285	North Carolina State University at Raleigh, General Revenue Bonds, Series 2003A, 5.000%, 10/01/15 (Pre-refunded 10/01/13)	10/13 at 100.00	Aa1 (4)	2,429,526
1,500	North Carolina, Certificates of Participation, Repair and Renovation Project, Series 2004B, 5.000%, 6/01/20 (Pre-refunded 6/01/14)	6/14 at 100.00	AA+ (4)	1,638,330
	North Carolina, Certificates of Participation, Series 2003:
1,130	5.250%, 6/01/21 (Pre-refunded 6/01/13)	6/13 at 100.00	AA+ (4)	1,184,703
1,000	5.250%, 6/01/23 (Pre-refunded 6/01/13)	6/13 at 100.00	AA+ (4)	1,048,410
	University of North Carolina System, Pooled Revenue Refunding Bonds, Series 2002A:
420	5.375%, 4/01/22 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R (4)	427,316
460	5.375%, 4/01/22 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R (4)	467,981
120	5.375%, 4/01/22 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	A+ (4)	122,087
20,930	Total U.S. Guaranteed			23,136,973
	Utilities – 6.8% (4.4% of Total Investments)
1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2005, 5.250%, 1/01/20 – AMBAC Insured	1/16 at 100.00	A–	1,139,540
1,375	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012A, 5.000%, 1/01/25	7/22 at 100.00	A–	1,615,996
165	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – FGIC Insured	No Opt. Call	Baa1	213,368
575	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30	1/19 at 100.00	A	635,444
2,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/15 – AMBAC Insured	1/13 at 100.00	A	2,056,160
1,000	Wake County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Revenue Refunding Bonds, Carolina Power and Light Company, Series 2002, 5.375%, 2/01/17	2/13 at 100.50	A1	1,013,660
6,115	Total Utilities			6,674,168
	Water and Sewer – 21.2% (13.8% of Total Investments)
1,605	Broad River Water Authority, North Carolina, Water System Revenue Bonds, Series 2005, 5.000%, 6/01/20 – SYNCORA GTY Insured	6/15 at 100.00	A2	1,709,405
500	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 4/01/31 – AGM Insured	4/18 at 100.00	AA–	556,100
2,135	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Series 2011, 5.000%, 8/01/31	8/21 at 100.00	AA	2,485,140

Nuveen Investments	45

Nuveen North Carolina Premium Income Municipal Fund (continued)
NNC	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$2,540	Dare County, North Carolina, Utilities System Revenue Bonds, Series 2011, 5.000%, 2/01/36	2/21 at 100.00	AA	$2,872,257
1,000	Durham, North Carolina, Utility System Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/41 Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009A:	6/21 at 100.00	AAA	1,139,380
550	6.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA–	633,424
1,000	6.000%, 6/01/36 – AGC Insured	6/19 at 100.00	AA–	1,149,680
	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2011:
500	5.625%, 6/01/30 – AGC Insured	6/21 at 100.00	AA–	587,965
1,300	5.750%, 6/01/36 – AGC Insured	6/21 at 100.00	AA–	1,509,443
500	Onslow County, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004B, 5.000%, 6/01/23 – SYNCORA GTY Insured	6/14 at 100.00	A+	535,380
1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	Baa2	1,061,260
1,325	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2012A, 5.000%, 3/01/31	3/22 at 100.00	AAA	1,582,779
500	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A, 5.000%, 3/01/31	3/16 at 100.00	AAA	554,394
3,865	Winston-Salem, North Carolina, Water and Sewer System Revenue Bonds, Series 2007A, 5.000%, 6/01/37 (UB)	6/17 at 100.00	AAA	4,307,079
18,320	Total Water and Sewer			20,683,686
$145,235	Total Investments (cost $140,132,425) – 154.1%			150,259,024
	Floating Rate Obligations – (5.3)%			(5,195,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (51.1)% (5)			(49,835,000)
	Other Assets Less Liabilities – 2.3%			2,267,931
	Net Assets Applicable to Common Shares – 100%			$97,496,955

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to peri- odic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.2%.
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

46	Nuveen Investments

Nuveen North Carolina Dividend Advantage Municipal Fund
NRB	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 8.3% (5.2% of Total Investments)
$750	Fayetteville State University, North Carolina, Limited Obligation Revenue Bonds, Student Housing Project, Series 2011, 5.000%, 4/01/43 – AGM Insured	4/21 at 100.00	AA–	$805,020
150	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Johnson and Wales University, Series 2003A, 5.000%, 4/01/33 – SYNCORA GTY Insured	4/13 at 100.00	N/R	151,068
285	University of North Carolina System, Pooled Revenue Refunding Bonds, Series 2002A, 5.375%, 4/01/17 – AMBAC Insured	10/12 at 100.00	A+	288,981
1,750	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Series 2001A, 5.000%, 12/01/25	12/12 at 100.00	Aaa	1,756,090
2,935	Total Education and Civic Organizations			3,001,159
	Health Care – 28.6% (17.9% of Total Investments)
590	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38	10/17 at 100.00	N/R	567,975
1,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2009A, 5.250%, 1/15/39	1/19 at 100.00	AA–	1,097,330
950	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	997,367
500	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2012A, 5.000%, 1/15/43	1/22 at 100.00	AA–	546,905
250	Johnston Memorial Hospital Authority, North Carolina, Mortgage Revenue Bonds, Johnston Memorial Hospital Project, Series 2008A, 5.250%, 10/01/36 – AGM Insured	4/18 at 100.00	AA–	272,685
430	Nash Health Care Systems, North Carolina, Health Care Facilities Revenue Bonds, Series 2012, 5.000%, 11/01/41	5/22 at 100.00	A	455,327
30	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2006B, 5.125%, 10/01/31 – AGM Insured	10/19 at 100.00	AA–	32,975
	North Carolina Medical Care Commission Health Care Facilities Revenue Bonds Novant Health Inc., Series 2010A:
1,000	5.250%, 11/01/40	11/20 at 100.00	AA–	1,075,600
500	5.000%, 11/01/43	11/20 at 100.00	AA–	530,100
250	North Carolina Medical Care Commission, Health Care Facilities Refunding Revenue Bonds, Blue Ridge HealthCare, Series 2010A, 5.000%, 1/01/36	1/20 at 100.00	A	257,058
180	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Appalachian Regional HealthCare System, Series 2011A, 6.500%, 7/01/31	7/21 at 100.00	BBB+	207,535
330	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed, Series 2009A, 5.625%, 10/01/38 – AGC Insured	10/14 at 100.00	AA–	343,646
980	North Carolina Medical Care Commission, Healthcare Revenue Bonds, Carolina Medicorp, Series 1996, 5.250%, 5/01/26	11/12 at 100.00	AA–	981,725
1,500	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Series 2002, 5.250%, 6/01/22	6/13 at 100.00	A	1,517,085
500	North Carolina Medical Care Commission, Hospital Revenue Bonds, Wilson Medical Center, Series 2007, 5.000%, 11/01/20	11/17 at 100.00	A–	547,100
250	North Carolina Medical Care Commission, Revenue Bonds, Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 – FGIC Insured	1/15 at 100.00	A	253,343
150	Northern Hospital District of Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008, 6.250%, 10/01/38	4/18 at 100.00	BBB	161,058

Nuveen Investments	47

Nuveen North Carolina Dividend Advantage Municipal Fund (continued)
NRB	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$500	Onslow County Hospital Authority, North Carolina, FHA Insured Mortgage Revenue Bonds, Onslow Memorial Hospital Project, Series 2006, 5.000%, 4/01/31 – NPFG Insured	10/16 at 100.00	BBB	$524,045
9,890	Total Health Care			10,368,859
	Housing/Single Family – 5.3% (3.3% of Total Investments)
280	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA	280,274
225	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2007-29A, 4.800%, 7/01/33 (Alternative Minimum Tax)	1/17 at 100.00	AA	230,897
1,000	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2011-1, 4.500%, 1/01/28	1/21 at 100.00	AA	1,075,870
310	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)	7/16 at 100.00	AA	317,180
1,815	Total Housing/Single Family			1,904,221
	Long-Term Care – 1.8% (1.1% of Total Investments)
	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006:
200	5.400%, 10/01/27	10/16 at 100.00	N/R	202,292
300	5.500%, 10/01/31	10/16 at 100.00	N/R	302,850
150	North Carolina Medical Care Commission, Revenue Bonds, Pines at Davidson, Series 2006A, 5.000%, 1/01/36	1/16 at 100.00	A–	151,734
650	Total Long-Term Care			656,876
	Materials – 1.1% (0.7% of Total Investments)
400	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007A, 4.625%, 3/01/27	3/17 at 100.00	BBB	405,388
	Tax Obligation/General – 10.9% (6.8% of Total Investments)
1,000	Durham, North Carolina, General Obligation Bonds, Series 2007, 5.000%, 4/01/21	4/17 at 100.00	AAA	1,161,100
	North Carolina State, General Obligation Bonds, Series 2004A:
1,000	5.000%, 3/01/18	3/14 at 100.00	AAA	1,077,110
1,000	5.000%, 3/01/22	3/14 at 100.00	AAA	1,073,290
550	Wake County, North Carolina, Limited Obligation Bonds, Series 2010, 5.000%, 1/01/37	1/20 at 100.00	AA+	622,309
3,550	Total Tax Obligation/General			3,933,809
	Tax Obligation/Limited – 27.5% (17.2% of Total Investments)
1,400	Charlotte, North Carolina, Certificates of Participation, Governmental Facilities Projects, Series 2003G, 5.375%, 6/01/26	6/13 at 100.00	AA+	1,459,290
305	Charlotte, North Carolina, Certificates of Participation, Transit Projects Phase 2, Series 2008A, 5.000%, 6/01/33	6/18 at 100.00	AA+	331,889
160	Craven County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 6/01/23 – NPFG Insured	6/17 at 100.00	AA–	178,867
1,250	Davidson County, North Carolina, Certificates of Participation, Series 2004, 5.250%, 6/01/21 – AMBAC Insured	6/14 at 100.00	Aa3	1,356,750
1,390	Durham, North Carolina, Certificates of Participation, Series 2005B, 5.000%, 6/01/25	6/15 at 100.00	AA+	1,526,818
135	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	146,483
50	Harnett County, North Carolina, Certificates of Participation, Series 2009, 5.000%, 6/01/28 – AGC Insured	6/19 at 100.00	AA–	55,390

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Jacksonville Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Series 2012:
$615	5.000%, 4/01/30 (WI/DD, Settling 6/01/12)	4/22 at 100.00	A+	$700,774
200	5.000%, 4/01/32 (WI/DD, Settling 6/01/12)	4/22 at 100.00	A+	225,212
1,500	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	AA	1,693,035
525	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+	145,614
470	Raleigh, North Carolina, Certificates of Participation, Downtown Improvement Project, Series 2004B, 5.000%, 6/01/20	6/14 at 100.00	AA+	504,221
170	Raleigh, North Carolina, Certificates of Participation, Series 2007, 5.000%, 2/01/27	2/17 at 100.00	AA+	185,890
150	Rutherford County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 12/01/27 – AGM Insured	12/17 at 100.00	AA–	165,155
700	Sampson County, North Carolina, Certificates of Participation, Series 2006, 5.000%, 6/01/34 – AGM Insured (UB)	6/17 at 100.00	AA–	744,317
250	Wilmington, North Carolina, Certificates of Participation, Series 2008A, 5.000%, 6/01/29	6/18 at 100.00	AA	276,763
250	Wilson County, North Carolina, Certificates of Participation, School Facilities Project, Series 2007, 5.000%, 4/01/25 – AMBAC Insured	4/17 at 100.00	Aa3	271,545
9,520	Total Tax Obligation/Limited			9,968,013
	Transportation – 15.2% (9.5% of Total Investments)
1,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010A, 5.000%, 7/01/39	7/20 at 100.00	Aa3	1,099,980
700	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Series	7/21 at 100.00	Aa3	750,372
	2010B, 5.000%, 7/01/36 (Alternative Minimum Tax)
360	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010A, 5.250%, 2/01/40	2/20 at 100.00	A3	394,265
500	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010B, 5.000%, 2/01/29	2/20 at 100.00	A3	544,935
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A:
140	5.000%, 1/01/21 – AGC Insured	1/19 at 100.00	AA–	163,479
50	5.375%, 1/01/26 – AGC Insured	1/19 at 100.00	AA–	56,933
285	5.500%, 1/01/29 – AGC Insured	1/19 at 100.00	AA–	322,452
275	5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA–	310,662
	North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Revenue Bonds, Series 2009B:
2,300	0.000%, 1/01/34 – AGC Insured	No Opt. Call	AA–	855,508
175	0.000%, 1/01/38 – AGC Insured	No Opt. Call	AA–	52,999
300	Piedmont Triad Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A, 5.000%, 7/01/20 – SYNCORA GTY Insured	7/15 at 100.00	A–	325,650
550	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2010A, 5.000%, 5/01/36	5/20 at 100.00	Aa3	613,646
6,635	Total Transportation			5,490,881
	U.S. Guaranteed – 10.3% (6.4% of Total Investments) (4)
100	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AA+ (4)	111,995
500	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Series 2005A, 5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	568,200

Nuveen Investments	49

Nuveen North Carolina Dividend Advantage Municipal Fund (continued)
NRB	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$745	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/17 (Pre-refunded 7/01/12) – FGIC Insured	7/12 at 100.00	A– (4)	$748,293
300	North Carolina Medical Care Commission, Revenue Bonds, Northeast Medical Center, Series 2004, 5.000%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	N/R (4)	332,271
	University of North Carolina System, Pooled Revenue Refunding Bonds, Series 2002A:
1,020	5.375%, 4/01/17 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R (4)	1,037,768
910	5.375%, 4/01/17 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R (4)	925,789
3,575	Total U.S. Guaranteed			3,724,316
	Utilities – 7.6% (4.7% of Total Investments)
500	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2005, 5.250%, 1/01/20 – AMBAC Insured	1/16 at 100.00	A–	569,770
525	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012A, 5.000%, 1/01/25	7/22 at 100.00	A–	617,017
25	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30	1/19 at 100.00	A	27,628
1,500	Wake County Industrial Facilities and Pollution Control Financing Authority, North Carolina,	2/13 at 100.50	A1	1,520,490
	Revenue Refunding Bonds, Carolina Power and Light Company, Series 2002, 5.375%, 2/01/17
2,550	Total Utilities			2,734,905
	Water and Sewer – 43.5% (27.2% of Total Investments)
100	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 4/01/31 – AGM Insured	4/18 at 100.00	AA–	111,220
505	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Series 2008, 5.000%, 8/01/35	8/18 at 100.00	AA	576,594
1,000	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2008, 5.000%, 7/01/38	7/18 at 100.00	AAA	1,134,390
250	Dare County, North Carolina, Utilities System Revenue Bonds, Series 2011, 5.000%, 2/01/41	2/21 at 100.00	AA	279,698
1,500	Durham, North Carolina, Utility System Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/41	6/21 at 100.00	AAA	1,709,070
700	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009A, 6.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA–	806,176
400	Onslow County, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004B, 5.000%, 6/01/23 – SYNCORA GTY Insured	6/14 at 100.00	A+	428,304
550	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	Baa2	583,693
275	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2012A, 5.000%, 3/01/30	3/22 at 100.00	AAA	330,061
50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A:
$4,440	5.000%, 3/01/31 (UB)	3/16 at 100.00	AAA	$4,923,028
3,000	5.000%, 3/01/36 (UB)	3/16 at 100.00	AAA	3,326,370
5	Raleigh, North Carolina, Combined Enterprise System Bonds, Series 2006A, Residuals Series 11-R-645-2, 13.726%, 3/01/14 (IF)	No Opt. Call	AAA	6,631
1,385	Winston-Salem, North Carolina, Water and Sewer System Revenue Bonds, Series 2007A, 5.000%, 6/01/37 (UB)	6/17 at 100.00	AAA	1,543,416
14,110	Total Water and Sewer			15,758,651
$55,630	Total Investments (cost $53,977,608) – 160.1%			57,947,078
	Floating Rate Obligations – (17.2)%			(6,235,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (45.9)% (5)			(16,600,000)
	Other Assets Less Liabilities – 3.0%			1,088,703
	Net Assets Applicable to Common Shares – 100%			$36,200,781

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.6%.
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	51

Nuveen North Carolina Dividend Advantage Municipal Fund 2
NNO	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 4.6% (2.9% of Total Investments)
$800	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Johnson and Wales University, Series 2003A, 5.000%, 4/01/33 – SYNCORA GTY Insured	4/13 at 100.00	N/R	$805,696
1,000	University of North Carolina System, Pooled Revenue Bonds, Series 2005A, 5.000%, 4/01/22 – AMBAC Insured	4/15 at 100.00	A+	1,093,940
500	University of North Carolina Wilmington, Certificates of Participation, Student Housing Project Revenue Bonds, Series 2006, 5.000%, 6/01/21 – FGIC Insured	6/16 at 100.00	A–	546,720
250	University of North Carolina, Charlotte, Certificates of Participation, Student Housing Project, Series 2005, 5.000%, 3/01/21 – AMBAC Insured	3/15 at 100.00	A	268,670
2,550	Total Education and Civic Organizations			2,715,026
	Health Care – 34.3% (22.0% of Total Investments)
1,065	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38	10/17 at 100.00	N/R	1,025,244
750	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2009A, 5.250%, 1/15/39	1/19 at 100.00	AA–	822,998
500	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	524,930
1,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A, 5.250%, 1/15/42	1/21 at 100.00	AA–	1,118,580
1,500	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2012A, 5.000%, 1/15/43 (WI/DD, Settling 6/01/12)	1/22 at 100.00	AA–	1,640,715
500	Johnston Memorial Hospital Authority, North Carolina, Mortgage Revenue Bonds, Johnston Memorial Hospital Project, Series 2008A, 5.250%, 10/01/36 – AGM Insured	4/18 at 100.00	AA–	545,370
430	Nash Health Care Systems, North Carolina, Health Care Facilities Revenue Bonds, Series 2012, 5.000%, 11/01/41	5/22 at 100.00	A	455,327
120	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2006B, 5.125%, 10/01/31 – AGM Insured	10/19 at 100.00	AA–	131,899
	North Carolina Medical Care Commission Health Care Facilities Revenue Bonds Novant Health Inc., Series 2010A:
1,250	5.250%, 11/01/40	11/20 at 100.00	AA–	1,344,500
1,000	5.000%, 11/01/43	11/20 at 100.00	AA–	1,060,200
1,000	North Carolina Medical Care Commission, Health Care Facilities Refunding Revenue Bonds, Blue Ridge HealthCare, Series 2010A, 5.000%, 1/01/36	1/20 at 100.00	A	1,028,230
500	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Appalachian Regional HealthCare System, Series 2011A, 6.500%, 7/01/31	7/21 at 100.00	BBB+	576,485
680	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Cleveland County Healthcare System, Refunding Series 2011A, 5.750%, 1/01/35	1/21 at 100.00	A	750,890
455	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed, Series 2009A, 5.625%, 10/01/38 – AGC Insured	10/14 at 100.00	AA–	473,814
2,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Novant Health Obligated Group, Series 2003A, 5.000%, 11/01/20	11/13 at 100.00	AA–	2,089,320
	North Carolina Medical Care Commission, Hospital Revenue Bonds, Southeastern Regional Medical Center, Series 2002:
1,000	5.500%, 6/01/15	6/13 at 100.00	A	1,013,070
2,100	5.250%, 6/01/22	6/13 at 100.00	A	2,123,919
925	North Carolina Medical Care Commission, Hospital Revenue Bonds, Wilson Medical Center, Series 2007, 5.000%, 11/01/27	11/17 at 100.00	A–	965,358

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,250	North Carolina Medical Care Commission, Revenue Bonds, Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 – FGIC Insured	1/15 at 100.00	A	$1,266,713
	North Carolina Medical Care Commission, Revenue Bonds, Cleveland County Healthcare System, Series 2004A:
595	5.250%, 7/01/20 – AMBAC Insured	7/14 at 100.00	A	623,917
500	5.250%, 7/01/22 – AMBAC Insured	7/14 at 100.00	A	520,590
150	Northern Hospital District of Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008, 6.250%, 10/01/38	4/18 at 100.00	BBB	161,058
19,270	Total Health Care			20,263,127
	Housing/Single Family – 3.1% (2.0% of Total Investments)
245	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA	245,240
	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 13A:
495	4.700%, 7/01/12 (Alternative Minimum Tax)	No Opt. Call	AA	496,361
475	4.850%, 7/01/13 (Alternative Minimum Tax)	No Opt. Call	AA	476,116
100	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2011-1, 4.500%, 1/01/28	1/21 at 100.00	AA	107,587
485	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)	7/16 at 100.00	AA	496,233
1,800	Total Housing/Single Family			1,821,537
	Long-Term Care – 1.8% (1.1% of Total Investments)
	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006:
250	5.400%, 10/01/27	10/16 at 100.00	N/R	252,865
600	5.500%, 10/01/31	10/16 at 100.00	N/R	605,700
185	North Carolina Medical Care Commission, Revenue Bonds, Pines at Davidson, Series 2006A, 5.000%, 1/01/36	1/16 at 100.00	A–	187,139
1,035	Total Long-Term Care			1,045,704
	Materials – 0.5% (0.3% of Total Investments)
300	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007A, 4.625%, 3/01/27	3/17 at 100.00	BBB	304,041
	Tax Obligation/General – 9.7% (6.2% of Total Investments)
1,475	Durham, North Carolina, General Obligation Bonds, Series 2007, 5.000%, 4/01/22	4/17 at 100.00	AAA	1,731,429
1,050	Forsyth County, North Carolina, General Obligation Bonds, Limited Obligation Series 2009, 5.000%, 4/01/30	4/20 at 100.00	AA+	1,205,463
500	North Carolina State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/22	3/14 at 100.00	AAA	536,645
2,000	Wake County, North Carolina, Limited Obligation Bonds, Series 2010, 5.000%, 1/01/37	1/20 at 100.00	AA+	2,262,940
5,025	Total Tax Obligation/General			5,736,477
	Tax Obligation/Limited – 29.9% (19.1% of Total Investments)
1,750	Charlotte, North Carolina, Certificates of Participation, Governmental Facilities Projects, Series 2003G, 5.000%, 6/01/28	6/13 at 100.00	AA+	1,809,500
575	Charlotte, North Carolina, Certificates of Participation, Transit Projects Phase 2, Series 2008A, 5.000%, 6/01/33	6/18 at 100.00	AA+	625,692
1,850	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Series 2002, 5.250%, 6/01/18	6/13 at 100.00	AAA	1,875,678
800	Craven County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 6/01/27 – NPFG Insured	6/17 at 100.00	AA–	873,968

Nuveen Investments	53

Nuveen North Carolina Dividend Advantage Municipal Fund 2 (continued)
NNO	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$265	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	$287,541
500	Harnett County, North Carolina, Certificates of Participation, Series 2009, 5.000%, 6/01/29 – AGC Insured	6/19 at 100.00	AA–	550,280
	Jacksonville Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Series 2012:
550	5.000%, 4/01/30 (WI/DD, Settling 6/01/12)	4/22 at 100.00	A+	626,709
300	5.000%, 4/01/31 (WI/DD, Settling 6/01/12)	4/22 at 100.00	A+	340,224
715	Lee County, North Carolina, Certificates of Participation, Public Schools and Community College, Series 2004, 5.250%, 4/01/20 – AGM Insured	4/14 at 100.00	AA–	758,844
1,750	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	AA	1,975,208
1,380	Pasquotank County, North Carolina, Certificates of Participation, Series 2004, 5.000%, 6/01/25 – NPFG Insured	6/14 at 100.00	A	1,428,410
2,625	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+	728,070
	Raleigh, North Carolina, Certificates of Participation, Downtown Improvement Project, Series 2004B:
805	5.000%, 6/01/20	6/14 at 100.00	AA+	863,612
1,310	5.000%, 6/01/21	6/14 at 100.00	AA+	1,402,696
115	Raleigh, North Carolina, Certificates of Participation, Series 2007, 5.000%, 2/01/27	2/17 at 100.00	AA+	125,749
1,000	Randolph County, North Carolina, Certificates of Participation, Series 2004, 5.000%, 6/01/20 –	6/14 at 102.00	AA–	1,078,840
	AGM Insured
100	Rutherford County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 12/01/27 – AGM Insured	12/17 at 100.00	AA–	110,103
1,150	Sampson County, North Carolina, Certificates of Participation, Series 2006, 5.000%, 6/01/34 – AGM Insured (UB)	6/17 at 100.00	AA–	1,222,807
500	Wilmington, North Carolina, Certificates of Participation, Series 2008A, 5.000%, 6/01/29	6/18 at 100.00	AA	553,525
400	Wilson County, North Carolina, Certificates of Participation, School Facilities Project, Series 2007, 5.000%, 4/01/25 – AMBAC Insured	4/17 at 100.00	Aa3	434,472
18,440	Total Tax Obligation/Limited			17,671,928
	Transportation – 14.3% (9.2% of Total Investments)
1,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010A, 5.000%, 7/01/39	7/20 at 100.00	Aa3	1,099,980
1,935	Charlotte, North Carolina, Airport Revenue Bonds, Series 2004A, 5.000%, 7/01/34 – NPFG Insured	7/14 at 100.00	Aa3	2,061,027
660	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010A, 5.250%, 2/01/40	2/20 at 100.00	A3	722,819
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A:
90	5.375%, 1/01/26 – AGC Insured	1/19 at 100.00	AA–	102,479
220	5.500%, 1/01/29 – AGC Insured	1/19 at 100.00	AA–	248,910
430	5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA–	485,762
	North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Revenue Bonds, Series 2009B:
150	0.000%, 1/01/31 – AGC Insured	No Opt. Call	AA–	65,427
125	0.000%, 1/01/33 – AGC Insured	No Opt. Call	AA–	48,871
50	0.000%, 1/01/35 – AGC Insured	No Opt. Call	AA–	17,808
5,600	0.000%, 1/01/37 – AGC Insured	No Opt. Call	AA–	1,785,616
350	0.000%, 1/01/38 – AGC Insured	No Opt. Call	AA–	105,998
435	Piedmont Triad Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A, 5.000%, 7/01/20 – SYNCORA GTY Insured	7/15 at 100.00	A–	472,193
1,100	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2010A, 5.000%, 5/01/36	5/20 at 100.00	Aa3	1,227,292
12,145	Total Transportation			8,444,182

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 19.6% (12.5% of Total Investments) (4)
	Appalachian State University, North Carolina, Housing and Student Center System Revenue Refunding Bonds, Series 2002:
$1,040	5.000%, 7/15/14 (Pre-refunded 7/15/12) – NPFG Insured	7/12 at 100.00	Aa2 (4)	$1,046,146
1,000	5.000%, 7/15/15 (Pre-refunded 7/15/12) – NPFG Insured	7/12 at 100.00	Aa2 (4)	1,005,910
30	Cabarrus County, North Carolina, Certificates of Participation, Series 2002, 5.250%, 2/01/16 (Pre-refunded 2/01/13)	2/13 at 100.00	AA (4)	31,011
200	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AA+ (4)	223,990
	Hartnett County, North Carolina, Certificates of Participation, Series 2002:
1,000	5.250%, 12/01/15 (Pre-refunded 12/01/12) – AGM Insured	12/12 at 101.00	AA– (4)	1,035,430
1,525	5.375%, 12/01/16 (Pre-refunded 12/01/12) – AGM Insured	12/12 at 101.00	AA– (4)	1,579,992
	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B:
745	5.500%, 1/01/17 (Pre-refunded 7/01/12) – FGIC Insured	7/12 at 100.00	A– (4)	748,293
15	5.500%, 1/01/21 (Pre-refunded 7/01/12)	7/12 at 100.00	A– (4)	15,066
500	North Carolina Medical Care Commission, Revenue Bonds, Northeast Medical Center, Series 2004, 5.000%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	N/R (4)	553,785
2,070	Pitt County, North Carolina, Certificates of Participation, School Facilities Project, Series	4/14 at 100.00	AA (4)	2,245,536
	2004B, 5.000%, 4/01/29 (Pre-refunded 4/01/14) – AMBAC Insured Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004:
1,000	5.000%, 3/01/21 (Pre-refunded 3/01/14)	3/14 at 100.00	AAA	1,080,170
1,250	5.000%, 3/01/22 (Pre-refunded 3/01/14)	3/14 at 100.00	AAA	1,350,213
130	University of North Carolina System, Pooled Revenue Bonds, Series 2002B, 5.375%, 4/01/19 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	A+ (4)	132,261
505	University of North Carolina System, Pooled Revenue Refunding Bonds, Series 2002A, 5.375%, 4/01/19 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R (4)	513,762
11,010	Total U.S. Guaranteed			11,561,565
	Utilities – 7.5% (4.8% of Total Investments)
500	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2005, 5.250%, 1/01/20 – AMBAC Insured	1/16 at 100.00	A–	569,770
800	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012A, 5.000%, 1/01/25	7/22 at 100.00	A–	940,216
225	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30	1/19 at 100.00	A	248,652
2,600	Wake County Industrial Facilities and Pollution Control Financing Authority, North Carolina,	2/13 at 100.50	A1	2,635,516
	Revenue Refunding Bonds, Carolina Power and Light Company, Series 2002, 5.375%, 2/01/17
4,125	Total Utilities			4,394,154
	Water and Sewer – 31.2% (19.9% of Total Investments)
500	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 4/01/31 – AGM Insured	4/18 at 100.00	AA–	556,100
500	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Series 2008, 5.000%, 8/01/35	8/18 at 100.00	AA	570,885
1,520	Charlotte, North Carolina, Water and Sewerage System Revenue Bonds, Series 2002A, 5.250%, 7/01/13	No Opt. Call	AAA	1,603,448
500	Dare County, North Carolina, Utilities System Revenue Bonds, Series 2011, 5.000%, 2/01/41	2/21 at 100.00	AA	559,395
1,000	Durham County, North Carolina, Enterprise System Revenue Bonds, Series 2002, 5.000%, 6/01/23 – NPFG Insured	6/13 at 100.00	AA	1,036,970
3,050	Durham, North Carolina, Utility System Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/41	6/21 at 100.00	AAA	3,475,109
610	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 6/01/23 – NPFG Insured	6/18 at 100.00	A2	677,314

Nuveen Investments	55

Nuveen North Carolina Dividend Advantage Municipal Fund 2 (continued)
NNO	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$700	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009A, 6.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA–	$806,176
500	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2011, 5.750%, 6/01/36 – AGC Insured	6/21 at 100.00	AA–	580,555
275	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2012A, 5.000%, 3/01/30	3/22 at 100.00	AAA	330,066
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A:
3,095	5.000%, 3/01/31 (UB)	3/16 at 100.00	AAA	3,431,705
975	5.000%, 3/01/36 (UB)	3/16 at 100.00	AAA	1,081,070
40	Raleigh, North Carolina, Combined Enterprise System Bonds, Series 2006A, Residuals Series 11-R-645-2, 13.424%, 3/01/14 (IF)	No Opt. Call	AAA	53,052
1,000	Wilmington, North Carolina, Water and Sewer Revenue Bonds, Series 2005, 5.000%, 6/01/25 – AGM Insured	6/15 at 100.00	AA	1,101,825
2,275	Winston-Salem, North Carolina, Water and Sewer System Revenue Bonds, Series 2007A, 5.000%, 6/01/37 (UB)	6/17 at 100.00	AAA	2,535,215
16,540	Total Water and Sewer			18,398,885
$92,240	Total Investments (cost $86,112,494) – 156.5%			92,356,626
	Floating Rate Obligations – (8.1)%			(4,805,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (50.3)% (5)			(29,700,000)
	Other Assets Less Liabilities – 1.9%			1,162,649
	Net Assets Applicable to Common Shares – 100%			$59,014,275

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.2%.
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

56	Nuveen Investments

Nuveen North Carolina Dividend Advantage Municipal Fund 3
NII	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 3.3% (2.1% of Total Investments)
$2,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	11/12 at 100.00	BBB+	$1,994,360
	Education and Civic Organizations – 3.4% (2.1% of Total Investments)
30	Appalachian State University, North Carolina, Revenue Bonds, Series 2005, 5.250%, 7/15/17 – NPFG Insured	No Opt. Call	Aa2	35,927
750	Fayetteville State University, North Carolina, Limited Obligation Revenue Bonds, Student Housing Project, Series 2011, 5.000%, 4/01/43 – AGM Insured	4/21 at 100.00	AA–	805,020
200	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Johnson and Wales University, Series 2003A, 5.000%, 4/01/33 – SYNCORA GTY Insured	4/13 at 100.00	N/R	201,424
440	University of North Carolina System, Pooled Revenue Refunding Bonds, Series 2002A, 5.000%, 4/01/27 – AMBAC Insured	10/12 at 100.00	A+	447,040
500	University of North Carolina Wilmington, Certificates of Participation, Student Housing Project Revenue Bonds, Series 2006, 5.000%, 6/01/21 – FGIC Insured	6/16 at 100.00	A–	546,720
1,920	Total Education and Civic Organizations			2,036,131
	Health Care – 28.5% (18.2% of Total Investments)
	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007:
695	5.250%, 10/01/27	10/17 at 100.00	N/R	698,795
70	5.250%, 10/01/38	10/17 at 100.00	N/R	67,387
500	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2009A, 5.250%, 1/15/39	1/19 at 100.00	AA–	548,665
1,200	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	1,259,832
1,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A, 5.250%, 1/15/42	1/21 at 100.00	AA–	1,118,580
1,500	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Refunding Series 2012A, 5.000%, 1/15/43 (WI/DD, Settling 6/01/12)	1/22 at 100.00	AA–	1,640,715
520	Johnston Memorial Hospital Authority, North Carolina, Mortgage Revenue Bonds, Johnston Memorial Hospital Project, Series 2008A, 5.250%, 10/01/36 – AGM Insured	4/18 at 100.00	AA–	567,185
430	Nash Health Care Systems, North Carolina, Health Care Facilities Revenue Bonds, Series 2012, 5.000%, 11/01/41	5/22 at 100.00	A	455,327
180	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Series 2006B, 5.125%, 10/01/31 – AGM Insured	10/19 at 100.00	AA–	197,849
	North Carolina Medical Care Commission Health Care Facilities Revenue Bonds Novant Health Inc., Series 2010A:
2,000	5.250%, 11/01/40	11/20 at 100.00	AA–	2,151,200
500	5.000%, 11/01/43	11/20 at 100.00	AA–	530,100
1,000	North Carolina Medical Care Commission, Health Care Facilities Refunding Revenue Bonds, Blue Ridge HealthCare, Series 2010A, 5.000%, 1/01/36	1/20 at 100.00	A	1,028,230
1,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Appalachian Regional HealthCare System, Series 2011A, 6.500%, 7/01/31	7/21 at 100.00	BBB+	1,152,970
1,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Cleveland County Healthcare System, Refunding Series 2011A, 5.750%, 1/01/35	1/21 at 100.00	A	1,104,250
545	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed, Series 2009A, 5.625%, 10/01/38 – AGC Insured	10/14 at 100.00	AA–	567,536
2,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Novant Health Obligated Group, Series 2003A, 5.000%, 11/01/18	11/13 at 100.00	AA–	2,103,460
1,000	North Carolina Medical Care Commission, Hospital Revenue Bonds, Wilson Medical Center, Series 2007, 5.000%, 11/01/27	11/17 at 100.00	A–	1,043,630

Nuveen Investments	57

Nuveen North Carolina Dividend Advantage Municipal Fund 3 (continued)
NII	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$400	North Carolina Medical Care Commission, Revenue Bonds, Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 – FGIC Insured	1/15 at 100.00	A	$405,348
150	Northern Hospital District of Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008, 6.250%, 10/01/38	4/18 at 100.00	BBB	161,058
495	Onslow County Hospital Authority, North Carolina, FHA Insured Mortgage Revenue Bonds, Onslow Memorial Hospital Project, Series 2006, 5.000%, 4/01/31 – NPFG Insured	10/16 at 100.00	BBB	518,805
16,185	Total Health Care			17,320,922
	Housing/Multifamily – 1.8% (1.1% of Total Investments)
1,000	Mecklenburg County, North Carolina, FNMA Multifamily Housing Revenue Bonds, Little Rock Apartments, Series 2003, 5.150%, 1/01/22 (Alternative Minimum Tax)	7/13 at 105.00	AA+	1,067,140
	Housing/Single Family – 3.3% (2.1% of Total Investments)
445	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2007-29A, 4.800%, 7/01/33 (Alternative Minimum Tax)	1/17 at 100.00	AA	456,663
1,000	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 2011-1, 4.500%, 1/01/28	1/21 at 100.00	AA	1,075,870
480	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)	7/16 at 100.00	AA	491,117
1,925	Total Housing/Single Family			2,023,650
	Long-Term Care – 1.7% (1.1% of Total Investments)
	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006:
250	5.400%, 10/01/27	10/16 at 100.00	N/R	252,865
600	5.500%, 10/01/31	10/16 at 100.00	N/R	605,700
190	North Carolina Medical Care Commission, Revenue Bonds, Pines at Davidson, Series 2006A, 5.000%, 1/01/36	1/16 at 100.00	A–	192,196
1,040	Total Long-Term Care			1,050,761
	Materials – 0.3% (0.2% of Total Investments)
200	Columbus County Industrial Facilities and Pollution Control Financing Authority, North Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007A, 4.625%, 3/01/27	3/17 at 100.00	BBB	202,694
	Tax Obligation/General – 1.6% (1.0% of Total Investments)
300	North Carolina State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/22	3/14 at 100.00	AAA	321,987
550	Wake County, North Carolina, Limited Obligation Bonds, Series 2010, 5.000%, 1/01/37	1/20 at 100.00	AA+	622,309
850	Total Tax Obligation/General			944,296
	Tax Obligation/Limited – 25.4% (16.2% of Total Investments)
2,750	Charlotte, North Carolina, Certificates of Participation, Governmental Facilities Projects, Series 2003G, 5.000%, 6/01/33	6/13 at 100.00	AA+	2,843,500
575	Charlotte, North Carolina, Certificates of Participation, Transit Projects Phase 2, Series 2008A, 5.000%, 6/01/33	6/18 at 100.00	AA+	625,692
800	Craven County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 6/01/27 – NPFG Insured	6/17 at 100.00	AA–	873,968
265	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	287,541
200	Harnett County, North Carolina, Certificates of Participation, Series 2009, 5.000%, 6/01/28 – AGC Insured	6/19 at 100.00	AA–	221,558
	Jacksonville Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Series 2012:
120	5.000%, 4/01/29 (WI/DD, Settling 6/01/12)	4/22 at 100.00	A+	137,495
700	5.000%, 4/01/31 (WI/DD, Settling 6/01/12)	4/22 at 100.00	A+	793,856
500	Lee County, North Carolina, Certificates of Participation, Public Schools and Community College, Series 2004, 5.250%, 4/01/20 – AGM Insured	4/14 at 100.00	AA–	530,660

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$200	Mecklenburg County, North Carolina, Certificates of Participation, Series 2009A, 5.000%, 2/01/27	2/19 at 100.00	AA+	$224,564
1,500	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	AA	1,693,035
2,625	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+	728,070
565	Raleigh, North Carolina, Certificates of Participation, Series 2007, 5.000%, 2/01/27	2/17 at 100.00	AA+	617,811
565	Rutherford County, North Carolina, Certificates of Participation, Series 2002, 5.000%, 9/01/21 – AMBAC Insured	9/12 at 101.00	A1	574,622
1,000	Rutherford County, North Carolina, Certificates of Participation, Series 2007, 5.000%, 12/01/27 – AGM Insured	12/17 at 100.00	AA–	1,101,030
1,200	Sampson County, North Carolina, Certificates of Participation, Series 2006, 5.000%, 6/01/34 – AGM Insured (UB)	6/17 at 100.00	AA–	1,275,972
1,785	Union County, North Carolina, Certificates of Participation, Series 2003, 5.000%, 6/01/20 – AMBAC Insured	6/13 at 101.00	Aa2	1,877,820
500	Wilmington, North Carolina, Certificates of Participation, Series 2008A, 5.000%, 6/01/29	6/18 at 100.00	AA	553,525
400	Wilson County, North Carolina, Certificates of Participation, School Facilities Project, Series 2007, 5.000%, 4/01/25 – AMBAC Insured	4/17 at 100.00	Aa3	434,472
16,250	Total Tax Obligation/Limited			15,395,191
	Transportation – 10.6% (6.7% of Total Investments)
500	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International Refunding Series 2010A, 5.000%, 7/01/39	7/20 at 100.00	Aa3	549,990
700	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Series 2010B, 5.000%, 7/01/36 (Alternative Minimum Tax)	7/21 at 100.00	Aa3	750,372
660	North Carolina State Ports Authority, Port Facilities Revenue Bonds, Senior Lien Series 2010A, 5.250%, 2/01/40	2/20 at 100.00	A3	722,819
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A:
810	5.500%, 1/01/29 – AGC Insured	1/19 at 100.00	AA–	916,442
1,155	5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA–	1,304,780
	North Carolina Turnpike Authority, Triangle Expressway System Senior Lien Revenue Bonds, Series 2009B:
2,295	0.000%, 1/01/35 – AGC Insured	No Opt. Call	AA–	817,387
140	0.000%, 1/01/37 – AGC Insured	No Opt. Call	AA–	44,640
300	0.000%, 1/01/38 – AGC Insured	No Opt. Call	AA–	90,855
1,100	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2010A, 5.000%, 5/01/36	5/20 at 100.00	Aa3	1,227,292
7,660	Total Transportation			6,424,577
	U.S. Guaranteed – 24.8% (15.8% of Total Investments) (4)
1,800	Catawba County, North Carolina, Certificates of Participation, Series 2004, 5.250%, 6/01/22 (Pre-refunded 6/01/14) – NPFG Insured	6/14 at 100.00	Aa2 (4)	1,974,942
200	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AA+ (4)	223,990
3,000	Dare County, North Carolina, Certificates of Participation, Series 2002, 5.000%, 6/01/23 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA– (4)	3,072,150
	Forsyth County, North Carolina, Certificates of Participation, Public Facilities and Equipment Project, Series 2002:
1,325	5.125%, 1/01/16 (Pre-refunded 1/01/13)	1/13 at 101.00	AA+ (4)	1,375,337
770	5.250%, 1/01/19 (Pre-refunded 1/01/13)	1/13 at 101.00	AA+ (4)	799,814
1,600	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2002A, 5.125%, 7/01/42 (Pre-refunded 10/01/12)	10/12 at 100.00	Aaa	1,626,432
150	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2003F, 5.500%, 1/01/16 (Pre-refunded 1/01/13)	1/13 at 100.00	A– (4)	154,574

Nuveen Investments	59

Nuveen North Carolina Dividend Advantage Municipal Fund 3 (continued)
NII	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$1,210	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/17 (Pre-refunded 7/01/12) – FGIC Insured	7/12 at 100.00	A– (4)	$1,215,348
500	North Carolina Medical Care Commission, Revenue Bonds, Northeast Medical Center, Series 2004, 5.000%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	N/R (4)	553,785
1,000	North Carolina, Certificates of Participation, Repair and Renovation Project, Series 2004B, 5.000%, 6/01/20 (Pre-refunded 6/01/14)	6/14 at 100.00	AA+ (4)	1,092,220
1,435	Rutherford County, North Carolina, Certificates of Participation, Series 2002, 5.000%, 9/01/21 (Pre-refunded 9/01/12) – AMBAC Insured	9/12 at 101.00	A1 (4)	1,466,570
	University of North Carolina System, Pooled Revenue Refunding Bonds, Series 2002A:
265	5.000%, 4/01/27 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R (4)	269,240
610	5.000%, 4/01/27 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R (4)	619,864
585	5.000%, 4/01/27 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	N/R (4)	594,419
14,450	Total U.S. Guaranteed			15,038,685
	Utilities – 13.1% (8.4% of Total Investments)
500	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2005, 5.250%, 1/01/20 – AMBAC Insured	1/16 at 100.00	A–	569,770
1,400	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009B, 5.000%, 1/01/26	1/19 at 100.00	A–	1,570,114
800	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012A, 5.000%, 1/01/25	7/22 at 100.00	A–	940,216
	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B:
95	6.000%, 1/01/22	No Opt. Call	A–	123,036
15	6.000%, 1/01/22 – FGIC Insured	No Opt. Call	Baa1	19,397
275	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/30	1/19 at 100.00	A	303,908
2,665	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/15 – AMBAC Insured	1/13 at 100.00	A	2,739,833
250	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2008A, 5.250%, 1/01/20	1/18 at 100.00	A	294,090
1,400	Wake County Industrial Facilities and Pollution Control Financing Authority, North Carolina,	2/13 at 100.50	A1	1,419,124
	Revenue Refunding Bonds, Carolina Power and Light Company, Series 2002, 5.375%, 2/01/17
7,400	Total Utilities			7,979,488
	Water and Sewer – 39.3% (25.0% of Total Investments)
2,000	Brunswick County, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 4/01/31 – AGM Insured	4/18 at 100.00	AA–	2,224,400
425	Cape Fear Public Utility Authority, North Carolina, Water & Sewer System Revenue Bonds, Series 2008, 5.000%, 8/01/28	8/18 at 100.00	AA	499,826
	Dare County, North Carolina, Utilities System Revenue Bonds, Series 2011:
1,320	5.000%, 2/01/36	2/21 at 100.00	AA	1,492,669
500	5.000%, 2/01/41	2/21 at 100.00	AA	559,395
300	Durham County, North Carolina, Enterprise System Revenue Bonds, Series 2002, 5.000%, 6/01/18 – NPFG Insured	6/13 at 100.00	AA	312,438
3,050	Durham, North Carolina, Utility System Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/41	6/21 at 100.00	AAA	3,475,109
1,535	Mooresville, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/28	5/22 at 100.00	AA–	1,827,817
600	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2008A, 5.000%, 6/01/23 – NPFG Insured	6/18 at 100.00	A2	666,210
	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009A:
70	6.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA–	80,618
20	6.000%, 6/01/36 – AGC Insured	6/19 at 100.00	AA–	22,994

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$300	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2011, 5.750%, 6/01/36 – AGC Insured	6/21 at 100.00	AA–	$348,333
500	Onslow County, North Carolina, Combined Enterprise System Revenue Bonds, Series 2004B, 5.000%, 6/01/23 – SYNCORA GTY Insured	6/14 at 100.00	A+	535,380
275	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series 2012A, 5.000%, 3/01/31	3/22 at 100.00	AAA	328,498
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Series 2006A:
4,950	5.000%, 3/01/31 (UB)	3/16 at 100.00	AAA	5,488,511
3,000	5.000%, 3/01/36 (UB)	3/16 at 100.00	AAA	3,326,370
5	Raleigh, North Carolina, Combined Enterprise System Bonds, Series 2006A, Residuals Series 11-R-645-2, 13.726%, 3/01/14 (IF)	No Opt. Call	AAA	6,631
2,375	Winston-Salem, North Carolina, Water and Sewer System Revenue Bonds, Series 2007A, 5.000%, 6/01/37 (UB)	6/17 at 100.00	AAA	2,646,653
21,225	Total Water and Sewer			23,841,852
$92,105	Total Investments (cost $89,291,169) – 157.1%			95,319,747
	Floating Rate Obligations – (12.3)%			(7,480,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (47.3)% (5)			(28,725,000)
	Other Assets Less Liabilities – 2.5%			1,571,168
	Net Assets Applicable to Common Shares – 100%			$60,685,915

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.1%.
N/R	Not rated.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	61

Statement of
Assets & Liabilities
May 31, 2012

	Georgia Premium Income (NPG	)	Georgia Dividend Advantage (NZX	)	Georgia Dividend Advantage 2 (NKG	)
Assets
Investments, at value (cost $79,464,477, $40,757,936 and $93,325,443, respectively)	$85,716,054		$43,852,940		$98,929,789
Cash	393,778		324,867		368,143
Receivables:
Interest	1,353,475		637,486		1,556,795
Investments sold	—		1,023,304		—
Deferred offering costs	360,059		229,980		394,121
Other assets	2,118		1,420		11,602
Total assets	87,825,484		46,069,997		101,260,450
Liabilities
Cash overdraft	—		—		—
Floating rate obligations	1,190,000		660,000		1,395,000
Payables:
Common share dividends	204,390		115,976		249,582
Interest	68,851		34,838		78,386
Investments purchased	—		—		—
Offering costs	—		5,711		16,250
MuniFund Term Preferred (MTP) Shares, at liquidation value	28,340,000		14,340,000		32,265,000
Accrued expenses:
Management fees	46,446		24,374		53,616
Other	283,278		85,261		163,704
Total liabilities	30,132,965		15,266,160		34,221,538
Net assets applicable to Common shares	$57,692,519		$30,803,837		$67,038,912
Common shares outstanding	3,809,438		1,974,509		4,556,176
Net asset value per Common share outstanding (net assets applicable to Common shares,divided by Common shares outstanding)	$15.14		$15.60		$14.71
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$38,094		$19,745		$45,562
Paid-in surplus	51,899,574		27,735,565		63,829,969
Undistributed (Over-distribution of) net investment income	477,472		108,268		209,556
Accumulated net realized gain (loss)	(974,198)		(154,745)		(2,650,521)
Net unrealized appreciation (depreciation)	6,251,577		3,095,004		5,604,346
Net assets applicable to Common shares	$57,692,519		$30,803,837		$67,038,912
Authorized shares:
Common	Unlimited		Unlimited		Unlimited
Preferred	Unlimited		Unlimited		Unlimited

See accompanying notes to financial statements.

62	Nuveen Investments

	North Carolina Premium Income (NNC	)	North Carolina Dividend Advantage (NRB	)	North Carolina Dividend Advantage 2 (NNO	)	North Carolina Dividend Advantage 3 (NII	)
Assets
Investments, at value (cost $140,132,425, $53,977,608, $86,112,494 and $89,291,169, respectively)	$150,259,024		$57,947,078		$92,356,626		$95,319,747
Cash	—		2,965		213,780		—
Receivables:
Interest	2,439,562		871,621		1,452,819		1,472,163
Investments sold	4,281,998		1,170,048		1,088,246		2,187,906
Deferred offering costs	854,684		285,205		402,063		380,982
Other assets	26,017		10,263		11,192		11,210
Total assets	157,861,285		60,287,180		95,524,726		99,372,008
Liabilities
Cash overdraft	2,841,072		—		—		492,871
Floating rate obligations	5,195,000		6,235,000		4,805,000		7,480,000
Payables:
Common share dividends	340,306		140,202		223,656		235,691
Interest	119,886		39,559		70,776		69,787
Investments purchased	1,354,308		924,751		1,514,015		1,478,396
Offering costs	204,082		43,316		36,530		27,608
MuniFund Term Preferred (MTP) Shares, at liquidation value	49,835,000		16,600,000		29,700,000		28,725,000
Accrued expenses:
Management fees	78,290		28,314		46,752		47,142
Other	396,386		75,257		113,722		129,598
Total liabilities	60,364,330		24,086,399		36,510,451		38,686,093
Net assets applicable to Common shares	$97,496,955		$36,200,781		$59,014,275		$60,685,915
Common shares outstanding	6,370,909		2,274,818		3,754,991		3,938,977
Net asset value per Common share outstanding (net assets applicable to Common shares,divided by Common shares outstanding)	$15.30		$15.91		$15.72		$15.41
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$63,709		$22,748		$37,550		$39,390
Paid-in surplus	87,250,916		32,009,135		52,894,384		55,179,242
Undistributed (Over-distribution of) net investment income	438,594		99,079		43,473		2,751
Accumulated net realized gain (loss)	(382,863)		100,349		(205,264)		(564,046)
Net unrealized appreciation (depreciation)	10,126,599		3,969,470		6,244,132		6,028,578
Net assets applicable to Common shares	$97,496,955		$36,200,781		$59,014,275		$60,685,915
Authorized shares:
Common	Unlimited		Unlimited		Unlimited		Unlimited
Preferred	Unlimited		Unlimited		Unlimited		Unlimited

See accompanying notes to financial statements.

Nuveen Investments	63

Statement of
Operations
Year Ended May 31, 2012

	Georgia Premium Income (NPG	)	Georgia Dividend Advantage (NZX )	Georgia Dividend Advantage 2 (NKG	)
Investment Income	$4,115,991		$2,182,003	$4,714,559
Expenses
Management fees	538,070		281,284	624,063
Shareholders’ servicing agent fees and expenses	20,289		17,166	17,232
Interest expense and amortization of offering costs	895,258		470,382	1,017,059
Custodian’s fees and expenses	19,538		13,227	21,522
Trustees’ fees and expenses	2,535		1,403	2,914
Professional fees	24,056		22,678	24,541
Shareholders’ reports – printing and mailing expenses	28,168		16,629	28,645
Stock exchange listing fees	9,393		329	9,265
Investor relations expense	7,885		4,310	8,694
Reorganization expense	238,260		53,907	119,336
Other expenses	40,259		39,248	47,592
Total expenses before custodian fee credit and expense reimbursement	1,823,711		920,563	1,920,863
Custodian fee credit	(377)		(598)	(342)
Expense reimbursement	—		(7,354)	—
Net expenses	1,823,334		912,611	1,920,521
Net investment income (loss)	2,292,657		1,269,392	2,794,038
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	200,344		147,942	242,277
Change in net unrealized appreciation (depreciation) of investments	4,479,460		2,521,901	4,370,828
Net realized and unrealized gain (loss)	4,679,804		2,669,843	4,613,105
Net increase (decrease) in net assets applicable to Common shares from operations	$6,972,461		$3,939,235	$7,407,143

See accompanying notes to financial statements.

64	Nuveen Investments

	North		North		North	North
	Carolina		Carolina		Carolina	Carolina
	Premium		Dividend		Dividend	Dividend
	Income		Advantage		Advantage 2	Advantage 3
	(NNC	)	(NRB	)	(NNO )	(NII	)
Investment Income	$6,743,850		$2,598,071		$4,158,087	$4,290,754
Expenses
Management fees	911,817		327,463		542,081	545,898
Shareholders’ servicing agent fees and expenses	26,917		17,014		17,193	17,316
Interest expense and amortization of offering costs	1,618,627		562,712		937,191	932,409
Custodian’s fees and expenses	29,796		15,028		20,954	21,157
Trustees’ fees and expenses	4,235		1,617		2,610	2,628
Professional fees	34,536		22,948		28,099	28,151
Shareholders’ reports – printing and mailing expenses	29,698		14,645		20,746	22,232
Stock exchange listing fees	38,682		15,025		33,185	33,978
Investor relations expense	12,084		4,620		7,514	7,663
Reorganization expense	347,080		41,254		74,256	87,458
Other expenses	45,642		39,225		41,041	41,202
Total expenses before custodian fee credit and expense reimbursement	3,099,114		1,061,551		1,724,870	1,740,092
Custodian fee credit	(874)		(578)		(486)	(907)
Expense reimbursement	—		—		(21,352)	—
Net expenses	3,098,240		1,060,973		1,703,032	1,739,185
Net investment income (loss)	3,645,610		1,537,098		2,455,055	2,551,569
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	158,661		219,863		178,715	68,528
Change in net unrealized appreciation (depreciation) of investments	6,853,662		2,876,077		4,650,275	5,059,652
Net realized and unrealized gain (loss)	7,012,323		3,095,940		4,828,990	5,128,180
Net increase (decrease) in net assets applicable to Common shares from operations	$10,657,933		$4,633,038		$7,284,045	$7,679,749

See accompanying notes to financial statements.

Nuveen Investments	65

Statement of
Changes in Net Assets

	Georgia Premium Income (NPG)		Georgia Dividend Advantage (NZX)		Georgia Dividend Advantage 2 (NKG)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	5/31/12	5/31/11	5/31/12	5/31/11	5/31/12	5/31/11
Operations
Net investment income (loss)	$2,292,657	$2,455,926	$1,269,392	$1,327,409	$2,794,038	$2,956,515
Net realized gain (loss) from investments	200,344	144,637	147,942	119,104	242,277	(37,160)
Change in net unrealized appreciation (depreciation) of investments	4,479,460	(1,648,415)	2,521,901	(851,317)	4,370,828	(1,588,354)
Distributions to Auction Rate Preferred Shareholders from net investment income	—	—	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	6,972,461	952,148	3,939,235	595,196	7,407,143	1,331,001
Distributions to Common Shareholders
From net investment income	(2,610,368)	(2,694,971)	(1,462,172)	(1,514,237)	(3,157,205)	(3,279,797)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(2,610,368)	(2,694,971)	(1,462,172)	(1,514,237)	(3,157,205)	(3,279,797)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	36,651	18,644	30,665	35,966	12,432	4,430
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	36,651	18,644	30,665	35,966	12,432	4,430
Net increase (decrease) in net assets applicable to Common shares	4,398,744	(1,724,179)	2,507,728	(883,075)	4,262,370	(1,944,366)
Net assets applicable to Common shares at the beginning of period	53,293,775	55,017,954	28,296,109	29,179,184	62,776,542	64,720,908
Net assets applicable to Common shares at the end of period	$57,692,519	$53,293,775	$30,803,837	$28,296,109	$67,038,912	$62,776,542
Undistributed (Over-distribution of)net investment income at the end of period	$477,472	$425,925	$108,268	$163,614	$209,556	$305,803

See accompanying notes to financial statements.

66	Nuveen Investments

	North Carolina Premium Income (NNC)		North Carolina Dividend Advantage (NRB)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	5/31/12	5/31/11	5/31/12	5/31/11
Operations
Net investment income (loss)	$3,645,610	$4,371,733	$1,537,098	$1,636,947
Net realized gain (loss) from investments	158,661	182,780	219,863	84,515
Change in net unrealized appreciation (depreciation) of investments	6,853,662	(2,183,452)	2,876,077	(1,143,283)
Distributions to Auction Rate Preferred Shareholders from net investment income	—	(56,262)	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	10,657,933	2,314,799	4,633,038	578,179
Distributions to Common Shareholders
From net investment income	(4,508,294)	(4,733,444)	(1,807,509)	(1,907,610)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(4,508,294)	(4,733,444)	(1,807,509)	(1,907,610)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	91,188	104,888	38,679	49,047
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	91,188	104,888	38,679	49,047
Net increase (decrease) in net assets applicable to Common shares	6,240,827	(2,313,757)	2,864,208	(1,280,384)
Net assets applicable to Common shares at the beginning of period	91,256,128	93,569,885	33,336,573	34,616,957
Net assets applicable to Common shares at the end of period	$97,496,955	$91,256,128	$36,200,781	$33,336,573
Undistributed (Over-distribution of)net investment income at the end of period	$438,594	$682,618	$99,079	$228,092

See accompanying notes to financial statements.

Nuveen Investments	67

Statement of
Changes in Net Assets (continued)

	North Carolina Dividend Advantage 2 (NNO)		North Carolina Dividend Advantage 3 (NII)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	5/31/12	5/31/11	5/31/12	5/31/11
Operations
Net investment income (loss)	$2,455,055	$2,583,834	$2,551,569	$2,701,676
Net realized gain (loss) from investments	178,715	199,622	68,528	210,747
Change in net unrealized appreciation (depreciation) of investments	4,650,275	(1,744,087)	5,059,652	(1,916,912)
Distributions to Auction Rate Preferred Shareholders from net investment income	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	7,284,045	1,039,369	7,679,749	995,511
Distributions to Common Shareholders
From net investment income	(2,894,056)	(3,061,963)	(2,977,131)	(3,117,824)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(2,894,056)	(3,061,963)	(2,977,131)	(3,117,824)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	31,124	26,093	24,272	26,901
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	31,124	26,093	24,272	26,901
Net increase (decrease) in net assets applicable to Common shares	4,421,113	(1,996,501)	4,726,890	(2,095,412)
Net assets applicable to Common shares at the beginning of period	54,593,162	56,589,663	55,959,025	58,054,437
Net assets applicable to Common shares at the end of period	$59,014,275	$54,593,162	$60,685,915	$55,959,025
Undistributed (Over-distribution of)net investment income at the end of period	$43,473	$270,752	$2, 751	$201,994

See accompanying notes to financial statements.

68	Nuveen Investments

Statement of
Cash Flows
Year Ended May 31, 2012

	Georgia	Georgia	Georgia
	Premium	Dividend	Dividend
	Income	Advantage	Advantage 2
	(NPG )	(NZX )	(NKG )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$6,972,461	$3,939,235	$7,407,143
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in)operating activities:
Purchases of investments	(10,230,362)	(11,546,509)	(10,989,924)
Proceeds from sales and maturities of investments	8,224,547	11,661,042	11,258,717
Amortization (Accretion) of premiums and discounts, net	56,231	(8,919)	234,442
(Increase) Decrease in:
Receivable for interest	83,467	79,045	72,490
Receivable for investments sold	1,086,300	(1,023,304)	—
Other assets	10,034	3,707	2,036
Increase (Decrease) in:
Payable for interest	6,255	3,166	7,122
Payable for investments purchased	—	—	—
Accrued management fees	1,988	2,974	1,838
Accrued other expenses	256,877	67,566	137,336
Net realized (gain) loss from investments	(200,344)	(147,942)	(242,277)
Change in net unrealized (appreciation) depreciation of investments	(4,479,460)	(2,521,901)	(4,370,828)
Taxes paid on undistributed capital gains	(138)	(177)	(32)
Net cash provided by (used in) operating activities	1,787,856	507,983	3,518,063
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	129,300	83,836	147,795
Increase (Decrease) in:
Cash overdraft balance	—	—	—
Floating rate obligations	—	—	—
Payable for offering costs	(156,267)	(143,479)	(189,187)
Cash distributions paid to Common shareholders	(2,577,646)	(1,435,040)	(3,161,702)
Net cash provided by (used in) financing activities	(2,604,613)	(1,494,683)	(3,203,094)
Net Increase (Decrease) in Cash	(816,757)	(986,700)	314,969
Cash at the beginning of period	1,210,535	1,311,567	53,174
Cash at the End of Period	$393,778	$324,867	$368,143

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

Georgia		Georgia		Georgia
Premium		Dividend		Dividend
Income		Advantage		Advantage 2
(NPG	)	(NZX	)	(NKG	)
$36,651		$30,665		$12,432

Cash paid for interest (excluding amortization of offering costs) was as follows:
Georgia		Georgia		Georgia
Premium		Dividend		Dividend
Income		Advantage		Advantage 2
(NPG	)	(NZX	)	(NKG	)
$757,085		$383,380		$862,143

See accompanying notes to financial statements.

Nuveen Investments	69

Statement of
Cash Flows (continued)

	North	North	North	North
	Carolina	Carolina	Carolina	Carolina
	Premium	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NNC )	(NRB )	(NNO )	(NII )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares
from Operations	$10,657,933	$4,633,038	$7,284,045	$7,679,749
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in)operating activities:
Purchases of investments	(18,390,218)	(10,087,682)	(6,536,922)	(11,675,535)
Proceeds from sales and maturities of investments	19,022,160	11,012,356	6,832,439	12,345,316
Amortization (Accretion) of premiums and discounts, net	335,375	94,082	118,248	159,392
(Increase) Decrease in:
Receivable for interest	49,928	54,700	(41,984)	(47,042)
Receivable for investments sold	(4,072,344)	(583,270)	(965,775)	(2,126,599)
Other assets	12,155	(4,604)	(1,894)	(1,629)
Increase (Decrease) in:
Payable for interest	10,890	3,599	6,438	6,341
Payable for investments purchased	308,668	(643,709)	(1,675,187)	(1,710,806)
Accrued management fees	2,613	1,279	5,520	2,138
Accrued other expenses	359,057	49,857	82,891	103,673
Net realized (gain) loss from investments	(158,661)	(219,863)	(178,715)	(68,528)
Change in net unrealized (appreciation) depreciation of investments	(6,853,662)	(2,876,077)	(4,650,275)	(5,059,652)
Taxes paid on undistributed capital gains	—	(105)	(195)	—
Net cash provided by (used in) operating activities	1,283,894	1,433,601	278,634	(393,182)
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	272,776	100,855	142,176	138,886
Increase (Decrease) in:
Cash overdraft balance	2,841,072	—	—	492,871
Floating rate obligations	—	(925,000)	—	—
Payable for offering costs	(207,464)	(145,810)	(156,689)	(199,010)
Cash distributions paid to Common shareholders	(4,441,971)	(1,782,216)	(2,889,729)	(2,973,520)
Net cash provided by (used in) financing activities	(1,535,587)	(2,752,171)	(2,904,242)	(2,540,773)
Net Increase (Decrease) in Cash	(251,693)	(1,318,570)	(2,625,608)	(2,933,955)
Cash at the beginning of period	251,693	1,321,535	2,839,388	2,933,955
Cash at the End of Period	$—	$2,965	$213,780	$—

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

North		North		North		North
Carolina		Carolina		Carolina		Carolina
Premium		Dividend		Dividend		Dividend
Income		Advantage		Advantage 2		Advantage 3
(NNC	)	(NRB	)	(NNO	)	(NII	)
$91,188		$38,679		$31,124		$24,272

Cash paid for interest (excluding amortization of offering costs) was as follows:

North		North		North		North
Carolina		Carolina		Carolina		Carolina
Premium		Dividend		Dividend		Dividend
Income		Advantage		Advantage 2		Advantage 3
(NNC	)	(NRB	)	(NNO	)	(NII	)
$1,334,961		$458,258		$788,577		$787,182

See accompanying notes to financial statements.

70	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	71

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Ending Common Share Net Asset Value	Ending Market Value
Georgia Premium Income (NPG)
Year Ended 5/31:
2012	$14.00	$.60	$1.23	$—	$—		$1.83	$(.69)	$—	$(.69)	$15.14	$15.36
2011	14.46	.65	(.40)	—	—		.25	(.71)	—	(.71)	14.00	13.27
2010	13.72	.78	.66	(.02)	—		1.42	(.68)	—	(.68)	14.46	13.95
2009	14.19	.85	(.55)	(.16)	—		.14	(.61)	—	(.61)	13.72	12.10
2008	14.55	.84	(.30)	(.24)	(.01)		.29	(.61)	(.04)	(.65)	14.19	13.15
Georgia Dividend Advantage (NZX)
Year Ended 5/31:
2012	14.35	.64	1.35	—	—		1.99	(.74)	—	(.74)	15.60	15.40
2011	14.81	.67	(.36)	—	—		.31	(.77)	—	(.77)	14.35	13.84
2010	13.98	.84	.75	(.02)	—		1.57	(.74)	—	(.74)	14.81	15.18
2009	14.47	.91	(.57)	(.17)	—		.17	(.66)	—	(.66)	13.98	13.46
2008	14.65	.90	(.16)	(.26)	—		.48	(.66)	—	(.66)	14.47	13.47

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

72	Nuveen Investments

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value	(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

21.36%	13.33%		$57,693	3.28%		4.13%	N/A		N/A	10%
.18	1.81		53,294	2.91		4.59	N/A		N/A	5
21.21	10.52		55,018	1.69		5.51	N/A		N/A	2
(2.86)	1.33		52,227	1.44		6.44	N/A		N/A	12
(2.17)	2.06		54,011	1.25		5.86	N/A		N/A	31

16.97	14.21		30,804	3.12		4.28	3.10%		4.30%	27
(3.77)	2.17		28,296	2.93		4.55	2.83		4.65	9
18.75	11.41		29,179	1.76		5.62	1.58		5.81	4
5.67	1.46		27,522	1.53		6.50	1.27		6.76	8
(11.73)	3.33		28,498	1.32		5.86	.99		6.19	22

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”) and/or MTP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of September 30, 2011, the Adviser is no longer reimbursing Georgia Dividend Advantage (NZX) for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Georgia Premium Income (NPG)
Year Ended 5/31:
2012	1.61%
2011	1.66
2010	.46
2009	.11
2008	—

Georgia Dividend Advantage (NZX)
Year Ended 5/31:
2012	1.59
2011	1.64
2010	.46
2009	.11
2008	—

N/A	Fund does not have a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	73

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Ending Common Share Net Asset Value	Ending Market Value
Georgia Dividend Advantage 2 (NKG)
Year Ended 5/31:
2012	$13.78	$.61	$1.01	$—	$—		$1.62	$(.69)	$—	$(.69)	$14.71	$14.73
2011	14.21	.65	(.36)	—	—		.29	(.72)	—	(.72)	13.78	13.92
2010	13.27	.78	.87	(.02)	—		1.63	(.69)	—	(.69)	14.21	14.00
2009	13.92	.87	(.73)	(.16)	—		(.02)	(.63)	—	(.63)	13.27	11.88
2008	14.44	.88	(.50)	(.26)	—		.12	(.64)	—	(.64)	13.92	13.18

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

74	Nuveen Investments

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value	(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

11.12%	12.04%		$67,039	2.95%		4.30%	N/A		N/A	11%
4.84	2.13		62,777	2.79		4.64	2.75%		4.68%	4
24.23	12.54		64,721	1.75		5.43	1.59		5.59	3
(4.77)	.20		60,419	1.42		6.54	1.13		6.84	13
(4.64)	.89		63,402	1.23		5.82	.83		6.22	23

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of September 30, 2010, the Adviser is no longer reimbursing Georgia Dividend Advantage 2 (NKG) for any fees and expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Georgia Dividend Advantage 2 (NKG)
Year Ended 5/31:
2012	1.56%
2011	1.60
2010	.55
2009	.10
2008	—

N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	75

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Ending Common Share Net Asset Value	Ending Market Value
North Carolina Premium Income (NNC)
Year Ended 5/31:
2012	$14.34	$.57	$1.10	$—	$—	$1.67	$(.71)	$—	$(.71)	$15.30	$15.97
2011	14.72	.69	(.32)	(.01)	—	.36	(.74)	—	(.74)	14.34	14.41
2010	13.78	.81	.87	(.03)	—	1.65	(.71)	—	(.71)	14.72	15.37
2009	13.98	.85	(.27)	(.17)	—	.41	(.61)	—	(.61)	13.78	12.60
2008	14.36	.84	(.35)	(.23)	(.01)	.25	(.59)	(.04)	(.63)	13.98	13.30

North Carolina Dividend Advantage (NRB)
Year Ended 5/31:
2012	14.67	.68	1.36	—	—	2.04	(.80)	—	(.80)	15.91	16.50
2011	15.26	.72	(.47)	—	—	.25	(.84)	—	(.84)	14.67	14.94
2010	14.52	.94	.64	(.03)	—	1.55	(.81)	—	(.81)	15.26	16.15
2009	14.52	.95	(.08)	(.17)	—	.70	(.70)	—	(.70)	14.52	14.26
2008	14.78	.93	(.22)	(.24)	(.01)	.46	(.69)	(.03)	(.72)	14.52	15.28

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

76	Nuveen Investments

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value	(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

16.23%	11.88%		$97,497	3.28%		3.85%	N/A		N/A	13%
(1.27)	2.57		91,256	2.49		4.77	N/A		N/A	6
28.20	12.24		93,570	1.54		5.68	N/A		N/A	6
(.44)	3.22		87,558	1.39		6.43	N/A		N/A	4
(2.52)	1.76		88,827	1.39		5.94	N/A		N/A	12

16.29	14.22		36,201	3.05		4.42	N/A		N/A	18
(2.16)	1.72		33,337	3.01		4.80	2.95%		4.85%	10
19.40	10.88		34,617	1.63		6.13	1.51		6.25	6
(1.82)	5.17		32,894	1.71		6.63	1.51		6.83	7
(2.28)	3.26		32,868	1.91		6.07	1.63		6.35	6

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of January 31, 2011, the Adviser is no longer reimbursing North Carolina Dividend Advantage (NRB) for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

North Carolina Premium Income (NNC)
Year Ended 5/31:
2012	1.71%
2011	1.29
2010	.34
2009	.07
2008	.14

North Carolina Dividend Advantage (NRB)
Year Ended 5/31:
2012	1.62
2011	1.68
2010	.37
2009	.34
2008	.62

N/A	Fund does not have, or no longer has, a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	77

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders		Total	Ending Common Share Net Asset Value	Ending Market Value
North Carolina Dividend Advantage 2 (NNO)
Year Ended 5/31:
2012	$14.55	$.65	$1.29	$—	$—		$1.94	$(.77)	$—		$(.77)	$15.72	$15.83
2011	15.09	.69	(.41)	—	—		.28	(.82)	—		(.82)	14.55	14.21
2010	14.31	.89	.70	(.03)	—	*	1.56	(.78)	—	*	(.78)	15.09	15.73
2009	14.47	.92	(.26)	(.17)	—		.49	(.65)	—		(.65)	14.31	13.60
2008	14.76	.91	(.24)	(.25)	(.02)		.40	(.63)	(.06)		(.69)	14.47	13.66

North Carolina Dividend Advantage 3 (NII)
Year Ended 5/31:
2012	14.21	.65	1.31	—	—		1.96	(.76)	—		(.76)	15.41	15.66
2011	14.75	.69	(.44)	—	—		.25	(.79)	—		(.79)	14.21	14.22
2010	14.00	.85	.67	(.02)	—		1.50	(.75)	—		(.75)	14.75	15.86
2009	14.13	.90	(.21)	(.16)	—		.53	(.66)	—		(.66)	14.00	13.60
2008	14.38	.88	(.25)	(.23)	—		.40	(.65)	—		(.65)	14.13	14.12

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

78	Nuveen Investments

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value	(b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

17.23%	13.66%		$59,014	3.03%		4.27%	2.99%		4.31%	7%
(4.55)	1.92		54,593	2.91		4.57	2.79		4.69	14
21.86	11.11		56,590	1.55		5.80	1.36		5.99	9
4.72	3.69		53,653	1.48		6.39	1.21		6.66	4
(7.33)	2.83		54,240	1.54		5.87	1.21		6.20	8

15.87	14.09		60,686	2.97		4.36	N/A		N/A	13
(5.28)	1.79		55,959	2.79		4.74	2.75		4.78	17
22.76	10.95		58,054	1.76		5.71	1.60		5.87	6
1.43	4.11		55,065	1.55		6.39	1.26		6.68	4
1.12	2.90		55,555	1.68		5.79	1.28		6.19	15

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of September 30, 2010 and November 30, 2011, the Adviser is no longer reimbursing North Carolina Dividend Advantage 3 (NII) and North Carolina Dividend Advantage 2 (NNO), respectively, for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

North Carolina Dividend Advantage 2 (NNO)
Year Ended 5/31:
2012	1.65%
2011	1.70
2010	.32
2009	.16
2008	.29

North Carolina Dividend Advantage 3 (NII)
Year Ended 5/31:
2012	1.59
2011	1.65
2010	.56
2009	.24
2008	.44

*	Rounds to less than $.01 per share.
N/A	Fund no longer has contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	79

Financial
Highlights (continued)

	ARPS at the End of Period			MTP Shares at the End of Period (a)
	Aggregate			Aggregate
	Amount	Liquidation	Asset	Amount	Liquidation	Asset
	Outstanding	Value	Coverage	Outstanding	Value	Coverage
	(000)	Per Share	Per Share	(000)	Per Share	Per Share
Georgia Premium Income (NPG)
Year Ended 5/31:
2012	$—	$—	$—	$28,340	$10.00	$30.36
2011	—	—	—	28,340	10.00	28.81
2010	—	—	—	28,340	10.00	29.41
2009	27,800	25,000	71,967	—	—	—
2008	27,800	25,000	73,571	—	—	—

Georgia Dividend Advantage (NZX)
Year Ended 5/31:
2012	—	—	—	14,340	10.00	31.48
2011	—	—	—	14,340	10.00	29.73
2010	—	—	—	14,340	10.00	30.35
2009	15,000	25,000	70,871	—	—	—
2008	15,000	25,000	72,497	—	—	—

Georgia Dividend Advantage 2 (NKG)
Year Ended 5/31:
2012	—	—	—	32,265	10.00	30.78
2011	—	—	—	32,265	10.00	29.46
2010	—	—	—	32,265	10.00	30.06
2009	31,700	25,000	72,649	—	—	—
2008	33,000	25,000	73,032	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

		Ending	Average
		Market Value	Market Value
	Series	Per Share	Per Share
Georgia Premium Income (NPG)
Year Ended 5/31:
2012	2015	$10.10	$10.07
2011	2015	10.06	10.02
2010	2015	9.99	9.99	^
2009	—	—	—
2008	—	—	—

Georgia Dividend Advantage (NZX)
Year Ended 5/31:
2012	2015	10.08	10.07
2011	2015	10.07	10.03
2010	2015	9.97	9.98	^
2009	—	—	—
2008	—	—	—

Georgia Dividend Advantage 2 (NKG)
Year Ended 5/31:
2012	2015	10.10	10.08
2011	2015	10.04	10.02
2010	2015	10.00	9.99	^^
2009	—	—	—
2008	—	—	—

^	For the period February 22, 2010 (first issuance date of shares) through May 31, 2010.
^^	For the period January 29, 2010 (first issuance date of shares) through May 31, 2010.

80	Nuveen Investments

	ARPS at the End of Period			MTP Shares at the End of Period (a)			ARPS and MTP Shares at the End of Period
	Aggregate			Aggregate			Asset Coverage
	Amount	Liquidation	Asset	Amount	Liquidation	Asset	Per $1
	Outstanding	Value	Coverage	Outstanding	Value	Coverage	Liquidation
	(000)	Per Share	Per Share	(000)	Per Share	Per Share	Preference
North Carolina Premium Income (NNC)
Year Ended 5/31:
2012	$—	$—	$—	$49,835	$10.00	$29.56	$—
2011	—	—	—	49,835	10.00	28.31	—
2010	21,550	25,000	76,020	24,300	10.00	30.41	3.04
2009	46,800	25,000	71,773	—	—	—	—
2008	46,800	25,000	72,450	—	—	—	—

North Carolina Dividend Advantage (NRB)
Year Ended 5/31:
2012	—	—	—	16,600	10.00	30.81	—
2011	—	—	—	16,600	10.00	30.08	—
2010	—	—	—	16,600	10.00	30.85	—
2009	17,000	25,000	73,373	—	—	—	—
2008	17,000	25,000	73,335	—	—	—	—

North Carolina Dividend Advantage 2 (NNO)
Year Ended 5/31:
2012	—	—	—	29,700	10.00	29.87	—
2011	—	—	—	29,700	10.00	28.38	—
2010	—	—	—	29,700	10.00	29.05	—
2009	28,000	25,000	72,905	—	—	—	—
2008	28,000	25,000	73,428	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

		Ending	Average			Ending	Average
		Market Value	Market Value			Market Value	Market Value
	Series	Per Share	Per Share		Series	Per Share	Per Share
North Carolina Premium Income (NNC)
Year Ended 5/31:
2012	2015	$10.11	$10.09		2016	$10.10	$10.07
2011	2015	10.04	10.04		2016	10.00	9.94	ΩΩ
2010	2015	9.99	10.01	Ω	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—

North Carolina Dividend Advantage (NRB)
Year Ended 5/31:
2012	2015	10.09	10.07		—	—	—
2011	2015	10.04	10.01		—	—	—
2010	2015	10.00	9.97	ΩΩΩ	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—

North Carolina Dividend Advantage 2 (NNO)
Year Ended 5/31:
2012	2015	10.06	10.06		—	—	—
2011	2015	10.01	10.01		—	—	—
2010	2015	9.97	9.97	ΩΩΩ	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—

Ω	For the period January 21, 2010 (first issuance date of shares) through May 31, 2010.
ΩΩ	For the period December 14, 2010 (first issuance date of shares) through May 31, 2011.
ΩΩΩ	For the period March 30, 2010 (first issuance date of shares) through May 31, 2010.

See accompanying notes to financial statements.

Nuveen Investments	81

Financial
Highlights (continued)

	ARPS at the End of Period			MTP Shares at the End of Period (a)
	Aggregate			Aggregate
	Amount	Liquidation	Asset	Amount	Liquidation	Asset
	Outstanding	Value	Coverage	Outstanding	Value	Coverage
	(000)	Per Share	Per Share	(000)	Per Share	Per Share
North Carolina Dividend Advantage 3 (NII)
Year Ended 5/31:
2012	$—	$—	$—	$28,725	$10.00	$31.13
2011	—	—	—	28,725	10.00	29.48
2010	—	—	—	28,725	10.00	30.21
2009	28,000	25,000	74,165	—	—	—
2008	28,000	25,000	74,602	—	—	—

(a)	The Ending and Average Market Value Per Share for the Fund’s MTP Shares were as follows:

		Ending	Average
		Market Value	Market Value
	Series	Per Share	Per Share
North Carolina Dividend Advantage 3 (NII)
Year Ended 5/31:
2012	2015	$10.05	$10.08
2011	2015	10.02	10.03
2010	2015	10.00	9.99	^
2009	—	—	—
2008	—	—	—

^	For the period February 9, 2010 (first issuance date of shares) through May 31, 2010.

See accompanying notes to financial statements.

82	Nuveen Investments

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information
The state funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Georgia Premium Income Municipal Fund (NPG), Nuveen Georgia Dividend Advantage Municipal Fund (NZX), Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG), Nuveen North Carolina Premium Income Municipal Fund (NNC), Nuveen North Carolina Dividend Advantage Municipal Fund (NRB), Nuveen North Carolina Dividend Advantage Municipal Fund 2 (NNO) and Nuveen North Carolina Dividend Advantage Municipal Fund 3 (NII) (each a “Fund” and collectively, the “Funds”). Common shares of Georgia Premium Income (NPG), Georgia Dividend Advantage (NZX), Georgia Dividend Advantage 2 (NKG), North Carolina Dividend Advantage (NRB), North Carolina Dividend Advantage 2 (NNO) and North Carolina Dividend Advantage 3 (NII) are traded on the New York Stock Exchange (“NYSE”) while Common shares of North Carolina Premium Income (NNC) are traded on the NYSE MKT (formerly known as NYSE Amex). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end registered investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Approved Fund Reorganizations
On August 1, 2011, the Funds’ Board of Trustees approved a series of reorganizations for all the Georgia and North Carolina Funds included in this report. The reorganizations in each respective state are intended to create a single larger state Fund, which would potentially offer shareholders the following benefits:

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;
•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;
•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and
•	Increased Fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

Acquired Funds	Acquiring Fund
Georgia Funds
Georgia Premium Income (NPG)	Georgia Dividend Advantage 2 (NKG)
Georgia Dividend Advantage (NZX)

Acquired Funds	Acquiring Fund
North Carolina Funds
North Carolina Dividend Advantage (NRB)	North Carolina Premium Income (NNC)
North Carolina Dividend Advantage 2 (NNO)
North Carolina Dividend Advantage 3 (NII)

The reorganizations of Georgia Premium Income (NPG) and Georgia Dividend Advantage (NZX) into Georgia Dividend Advantage 2 (NKG) was approved by shareholders of the Acquired Funds at a special meeting on May 14, 2012, which was consumated before the opening of business on July 9, 2012 (subsequent to the end of this reporting period). The reorganization of North Carolina Dividend Advantage (NRB), North Carolina Dividend Advantage 2 (NNO) and North Carolina Dividend Advantage 3 (NII) into North Carolina Premium Income (NNC) was approved by the Acquired Funds at a special meeting on May 15, 2012, which was consumated before the opening of business on July 9, 2012 (subsequent to the end of this reporting period).

Upon the closing of the reorganizations, the Acquired Funds will transfer their assets to the Acquiring Funds in exchange for common and preferred shares of the Acquiring Funds, and the assumption by the Acquiring Funds of the liabilities of the Acquired Funds. The Acquired Funds will then be liquidated, dissolved and terminated in accordance with their Declaration of Trust.

In addition, shareholders of Acquired Funds became shareholders of the Acquiring Funds. Holders of common shares received newly issued common shares of the Acquiring Funds, the aggregate net asset value of which are equal to the aggregate net asset value of the common shares of the Acquired Funds held immediately prior to the reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would

Nuveen Investments	83

Notes to
Financial Statements (continued)

be entitled). Fractional shares will be sold on the open market and shareholders will receive cash in lieu of such fractional shares. Holders of MuniFund Term Preferred (“MTP”) Shares of each Acquired Fund will receive on a one-for-one basis newly issued MTP Shares of the Acquiring Fund, in exchange for MTP Shares of the Acquired Fund held immediately prior to the reorganization.

In connection with the reorganizations, each of the Acquired Funds and Acquiring Funds have accrued for certain associated costs and expenses. Such amounts are included as components of “Accrued other expense” on the Statement of Assets and Liabilities and “Reorganization expense” on the Statement of Operations.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2012, North Carolina Premium Income (NNC), North Carolina Dividend Advantage (NRB), North Carolina Dividend Advantage 2 (NNO) and North Carolina Dividend Advantage 3 (NII) had outstanding delayed delivery purchase commitments of $1,354,308, $924,751, $1,514,015 and $1,478,396, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

84	Nuveen Investments

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). As of May 31, 2011, the Funds redeemed all of their outstanding ARPS at liquidation value.

MuniFund Term Preferred Shares
The Funds have issued and outstanding MTP Shares, with a $10 stated (“par”) value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem all, or a portion of, the remainder of each Fund’s outstanding ARPS. Each Fund’s MTP Shares may be issued in one or more Series. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. The MTP Shares trade on the NYSE. As of May 31, 2012, the number of MTP Shares outstanding, annual interest rate and NYSE “ticker” symbol for each Fund’s series of MTP Shares are as follows:

	Georgia Premium Income (NPG)			Georgia Dividend Advantage (NZX)
		Annual			Annual
	Shares	Interest	NYSE	Shares	Interest	NYSE
	Outstanding	Rate	Ticker	Outstanding	Rate	Ticker
Series 2015	2,834,000	2.65%	NPG Pr C	1,434,000	2.65%	NZX Pr C

	Georgia Dividend Advantage 2 (NKG)			North Carolina Premium Income (NNC)
		Annual			Annual
	Shares	Interest	NYSE	Shares	Interest	NYSE
	Outstanding	Rate	Ticker	Outstanding	Rate	Ticker
Series 2015	3,226,500	2.65%	NKG Pr C	2,430,000	2.65%	NNC Pr C
Series 2016	—	—	—	2,553,500	2.60	NNC Pr D

	North Carolina Dividend Advantage (NRB)			North Carolina Dividend Advantage 2 (NNO)
		Annual			Annual
	Shares	Interest	NYSE	Shares	Interest	NYSE
	Outstanding	Rate	Ticker	Outstanding	Rate	Ticker
Series 2015	1,660,000	2.60%	NRB Pr C	2,970,000	2.60%	NNO Pr C

	North Carolina Dividend Advantage 3 (NII)
	Annual
	Shares	Interest	NYSE
	Outstanding	Rate	Ticker
Series 2015	2,872,500	2.65%	NII Pr C

Nuveen Investments	85

Notes to
Financial Statements (continued)

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares are as follows:

	Georgia		Georgia		Georgia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
	(NPG	)	(NZX	)	(NKG	)
	Series 2015		Series 2015		Series 2015
Term Redemption Date	March 1, 2015		March 1, 2015		February 1, 2015
Optional Redemption Date	March 1, 2011		March 1, 2011		February 1, 2011
Premium Expiration Date	February 29, 2012		February 29, 2012		January 31, 2012

	North		North		North		North		North
	Carolina		Carolina		Carolina		Carolina		Carolina
	Premium		Premium		Dividend		Dividend		Dividend
	Income		Income		Advantage		Advantage 2		Advantage 3
	(NNC	)	(NNC	)	(NRB	)	(NNO	)	(NII	)
	Series 2015		Series 2016		Series 2015		Series 2015		Series 2015
Term Redemption Date	February 1, 2015		January 1, 2016		April 1, 2015		April 1, 2015		March 1, 2015
Optional Redemption Date	February 1, 2011		January 1, 2012		April 1, 2011		April 1, 2011		March 1, 2011
Premium Expiration Date	January 31, 2012		December 31, 2012		March 31, 2012		March 31, 2012		February 29, 2012

The average liquidation value for all series of MTP Shares outstanding for each Fund during the fiscal year ended May 31, 2012, was as follows:

	Georgia		Georgia		Georgia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
	(NPG	)	(NZX	)	(NKG	)
Average liquidation value of MTP Shares outstanding	$28,340,000		$14,340,000		$32,265,000

	North		North		North		North
	Carolina		Carolina		Carolina		Carolina
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NNC	)	(NRB	)	(NNO	)	(NII	)
Average liquidation value of MTP Shares outstanding	$49,835,000		$16,600,000		$29,700,000		$28,725,000

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

86	Nuveen Investments

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended May 31, 2012, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At May 31, 2012, the Funds were not invested in externally-deposited Recourse Trusts.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2012, were as follows:

							North		North		North		North
	Georgia		Georgia		Georgia		Carolina		Carolina		Carolina		Carolina
	Premium		Dividend		Dividend		Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Income		Advantage		Advantage 2		Advantage 3
	(NPG	)	(NZX	)	(NKG	)	(NNC	)	(NRB	)	(NNO	)	(NII	)
Average floating rate obligations outstanding	$1,190,000		$660,000		$1,395,000		$5,195,000		$7,160,000		$4,805,000		$7,480,000
Average annual interest rate and fees	0.51%		0.51%		0.51%		0.52%		0.37%		0.34%		0.35%

Derivative Financial Instruments
Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2012.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Nuveen Investments	87

Notes to
Financial Statements (continued)

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs
Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which will be amortized over the life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Each Fund’s offering costs incurred were as follows:

	Georgia		Georgia		Georgia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
	(NPG	)	(NZX	)	(NKG	)
MTP Shares offering costs	$655,100		$420,100		$738,975

	North		North		North		North
	Carolina		Carolina		Carolina		Carolina
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NNC	)	(NRB	)	(NNO	)	(NII	)
MTP Shares offering costs	$1,372,525		$504,000		$710,500		$700,875

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 -	Quoted prices in active markets for identical securities.
Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

88	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of May 31, 2012:

Georgia Premium Income (NPG)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$85,716,054	$—	$85,716,054

Georgia Dividend Advantage (NZX)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$43,852,940	$—	$43,852,940

Georgia Dividend Advantage 2 (NKG)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$98,929,789	$—	$98,929,789

North Carolina Premium Income (NNC)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$150,259,024	$—	$150,259,024

North Carolina Dividend Advantage (NRB)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$57,947,078	$—	$57,947,078

North Carolina Dividend Advantage 2 (NNO)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$92,356,626	$—	$92,356,626

North Carolina Dividend Advantage 3 (NII)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$95,319,747	$—	$95,319,747

During the fiscal year ended May 31, 2012, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended May 31, 2012.

4. Fund Shares

Common Shares
Since the inception of the Funds’ repurchase program, the Funds have not repurchased any of their outstanding Common shares.

Transactions in Common shares were as follows:

	Georgia Premium Income (NPG)		Georgia Dividend Advantage (NZX)		Georgia Dividend Advantage 2 (NKG)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	5/31/12	5/31/11	5/31/12	5/31/11	5/31/12	5/31/11
Common shares issued to shareholders due to reinvestment of distributions	2,496	1,290	2,028	2,445	877	313

	North Carolina Premium Income (NNC)		North Carolina Dividend Advantage (NRB)
	Year Ended	Year Ended	Year Ended	Year Ended
	5/31/12	5/31/11	5/31/12	5/31/11
Common shares issued to shareholders due to reinvestment of distributions	6,117	7,169	2,522	3,242

Nuveen Investments	89

Notes to
Financial Statements (continued)

	North Carolina Dividend Advantage 2 (NNO)		North Carolina Dividend Advantage 3 (NII)
	Year Ended	Year Ended	Year Ended	Year Ended
	5/31/12	5/31/11	5/31/12	5/31/11
Common shares issued to shareholders due to reinvestment of distributions	2,021	1,708	1,619	1,828

Preferred Shares
As of May 31, 2010, Georgia Premium Income (NPG), Georgia Dividend Advantage (NZX), Georgia Dividend Advantage 2 (NKG), North Carolina Dividend Advantage (NRB), North Carolina Dividend Advantage 2 (NNO) and North Carolina Dividend Advantage 3 (NII) redeemed all of their ARPS at liquidation value.

Transactions in ARPS were as follows:

	North Carolina Premium Income (NNC)
	Year Ended 5/31/12		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
ARPS redeemed:Series TH	N/A	N/A	862	$21,550,000

N/A – As of May 31, 2011, the Fund redeemed all of its outstanding ARPS at liquidation value.

Transactions in MTP Shares were as follows:

	North Carolina Premium Income (NNC)
	Year Ended 5/31/12		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
MTP Shares issued:Series 2016	—	$—	2,553,500	$25,535,000

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended May 31, 2012, were as follows:

	Georgia		Georgia		Georgia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
	(NPG	)	(NZX	)	(NKG	)
Purchases	$10,230,362		$11,546,509		$10,989,924
Sales and maturities	8,224,547		11,661,042		11,258,717

	North		North		North		North
	Carolina		Carolina		Carolina		Carolina
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NNC	)	(NRB	)	(NNO	)	(NII	)
Purchases	$18,390,218		$10,087,682		$6,536,922		$11,675,535
Sales and maturities	19,022,160		11,012,356		6,832,439		12,345,316

90	Nuveen Investments

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Georgia		Georgia		Georgia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
	(NPG	)	(NZX	)	(NKG	)
Cost of investments	$78,215,888		$40,076,831		$91,900,404
Gross unrealized:
Appreciation	$6,317,082		$3,142,085		$5,663,147
Depreciation	(6,026)		(25,084)		(30,105)
Net unrealized appreciation (depreciation) of investments	$6,311,056		$3,117,001		$5,633,042

	North		North		North		North
	Carolina		Carolina		Carolina		Carolina
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NNC	)	(NRB	)	(NNO	)	(NII	)
Cost of investments	$134,926,102		$47,657,367		$81,282,109		$81,796,430
Gross unrealized:
Appreciation	$10,179,521		$4,079,685		$6,298,328		$6,058,606
Depreciation	(40,667)		(26,368)		(29,724)		(15,328)
Net unrealized appreciation (depreciation) of investments	$10,138,854		$4,053,317		$6,268,604		$6,043,278

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs and nondeductible reorganization costs, resulted in reclassifications among the Funds’ components of Common share net assets at May 31, 2012, the Funds’ tax year end, as follows:

	Georgia		Georgia		Georgia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
	(NPG	)	(NZX	)	(NKG	)
Paid-in-surplus	$(369,396)		$(137,611)		$(266,952)
Undistributed (Over-distribution of) net investment income	369,258		137,434		266,920
Accumulated net realized gain (loss)	138		177		32

	North		North		North		North
	Carolina		Carolina		Carolina		Carolina
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NNC	)	(NRB	)	(NNO	)	(NII	)
Paid-in-surplus	$(619,856)		$(141,514)		$(215,329)		$(226,344)
Undistributed (Over-distribution of) net investment income	618,660		141,398		211,722		226,319
Accumulated net realized gain (loss)	1,196		116		3,607		25

Nuveen Investments	91

Notes to
Financial Statements (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2012, the Funds’ tax year end, were as follows:

	Georgia		Georgia		Georgia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
	(NPG	)	(NZX	)	(NKG	)
Undistributed net tax-exempt income *	$702,074		$238,144		$507,992
Undistributed net ordinary income **	—		3,409		6,397
Undistributed net long-term capital gains	—		—		—

	North		North		North		North
	Carolina		Carolina		Carolina		Carolina
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NNC	)	(NRB	)	(NNO	)	(NII	)
Undistributed net tax-exempt income *	$892,451		$257,187		$317,027		$296,303
Undistributed net ordinary income **	—		880		1,808		1,812
Undistributed net long-term capital gains	—		40,384		—		—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2012, paid on June 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2012 and May 31, 2011, was designated for purposes of the dividends paid deduction as follows:

	Georgia		Georgia		Georgia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
2012	(NPG	)	(NZX	)	(NKG	)
Distributions from net tax-exempt income***	$3,370,744		$1,847,970		$4,030,387
Distributions from net ordinary income**	—		—		—
Distributions from net long-term capital gains	—		—		—

	North		North		North		North
	Carolina		Carolina		Carolina		Carolina
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
2012	(NNC	)	(NRB	)	(NNO	)	(NII	)
Distributions from net tax-exempt income***	$5,847,630		$2,254,861		$3,692,416		$3,757,920
Distributions from net ordinary income**	—		—		—		—
Distributions from net long-term capital gains	—		—		—		—

	Georgia		Georgia		Georgia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
2011	(NPG	)	(NZX	)	(NKG	)
Distributions from net tax-exempt income	$3,445,893		$1,894,084		$4,134,788
Distributions from net ordinary income**	—		—		—
Distributions from net long-term capital gains	—		—		—

	North		North		North		North
	Carolina		Carolina		Carolina		Carolina
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
2011	(NNC	)	(NRB	)	(NNO	)	(NII	)
Distributions from net tax-exempt income	$5,682,816		$2,338,991		$3,834,059		$3,878,904
Distributions from net ordinary income**	—		—		—		—
Distributions from net long-term capital gains	—		—		—		—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2012, as Exempt Interest Dividends.

92	Nuveen Investments

At May 31, 2012, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Georgia		Georgia		Georgia		North Carolina		North Carolina		North Carolina
	Premium		Dividend		Dividend		Premium		Dividend		Dividend
	Income		Advantage		Advantage 2		Income		Advantage 2		Advantage 3
	(NPG	)	(NZX	)	(NKG	)	(NNC	)	(NNO	)	(NII	)
Expiration:
May 31, 2014	$—		$—		$182,725		$—		$—		$350,835
May 31, 2016	—		—		—		—		—		115,010
May 31, 2017	577,387		—		1,087,212		12,771		—		42,115
May 31, 2018	393,867		154,744		1,329,548		353,181		205,264		56,088
May 31, 2019	—		—		48,370		—		—		—
Total	$971,254		$154,744		$2,647,855		$365,952		$205,264		$564,048

During the Funds’ tax year ended May 31, 2012, the Funds utilized capital loss carryforwards as follows:

	Georgia		Georgia		Georgia		North Carolina		North Carolina		North Carolina		North Carolina
	Premium		Dividend		Dividend		Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Income		Advantage		Advantage 2		Advantage 3
	(NPG	)	(NZX	)	(NKG	)	(NNC	)	(NRB	)	(NNO	)	(NII	)
Utilized capital loss carryforwards	$203,426		$148,119		$206,372		$159,857		$134,623		$182,321		$68,553

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

During the Funds’ tax year ended May 31, 2012, there were no post-enactment capital losses generated by any of the Funds.

The Funds have elected to defer losses incurred from November 1, 2011 through May 31, 2012, the Funds’ tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer post-October losses as follows:

	Georgia		Georgia
	Premium		Dividend
	Income		Advantage 2
	(NPG	)	(NKG	)
Post-October capital losses	$2,944		$2,668
Late-year ordinary losses	—		—

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	93

Notes to
Financial Statements (continued)

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

Georgia Premium Income (NPG)
North Carolina Premium Income (NNC)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

Georgia Dividend Advantage (NZX)
Georgia Dividend Advantage 2 (NKG)
North Carolina Dividend Advantage (NRB)
North Carolina Dividend Advantage 2 (NNO)
North Carolina Dividend Advantage 3 (NII)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of May 31, 2012, the complex level fee rate for these Funds was .1735%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible of each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the”Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

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The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

For the first ten years of Georgia Dividend Advantage’s (NZX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
September 30,		September 30,
2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse Georgia Dividend Advantage (NZX) for any portion of its fees and expenses beyond September 30, 2011.

For the first ten years of North Carolina Dividend Advantage 2’s (NNO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
November 30,		November 30,
2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse North Carolina Dividend Advantage 2 (NNO) for any portion of its fees and expenses beyond November 30, 2011.

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

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Approval Process (Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board

96	Nuveen Investments

during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Board visited with the Sub-Advisor’s municipal team in Minneapolis in September 2011, and with the Sub-Advisor’s municipal team in Chicago in November 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a

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Approval Process (Unaudited) (continued)

comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

98	Nuveen Investments

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; elimination of the insurance mandate on several funds; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings, share repurchases and other support initiatives for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; supporting and promoting munifund term preferred shares (MTP) including by launching a microsite dedicated to MTP shares; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the Nuveen funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012. The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market

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Approval Process (Unaudited) (continued)

discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Groups of each of the Funds were classified as having significant differences from such Funds based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

As noted above, each of the Funds had significant differences with its Performance Peer Group. Therefore, the Independent Board Members considered the Funds’ performance compared to their benchmarks. In this regard, the Independent Board Members noted that each Fund outperformed its respective benchmark in the one- and three-year periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C.	Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

100	Nuveen Investments

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses (excluding leverage costs and leveraged assets), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the Nuveen Georgia Premium Income Municipal Fund had net management fees slightly higher than the peer average, but a net expense ratio in line with the peer average and that the other Funds each had net management fees and net expense ratios (including fee waivers and expense reimbursements) below or in line with their peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that

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Approval Process (Unaudited) (continued)

the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members

102	Nuveen Investments

recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously

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Approval Process (Unaudited) (continued)

advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:
■	ROBERT P. BREMNER
	8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	222

■	JACK B. EVANS
	10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	222

■	WILLIAM C. HUNTER
	3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
					222

■	DAVID J. KUNDERT
	10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	222

■	WILLIAM J. SCHNEIDER
	9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	222

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Board Members & Officers (Unaudited) (continued)

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:
■	JUDITH M. STOCKDALE
	12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	222

■	CAROLE E. STONE
	6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	222

■	VIRGINIA L. STRINGER
	8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	222

■	TERENCE J. TOTH
	9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly,Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					222

	Interested Board Member:
■	JOHN P. AMBOIAN(2)
	6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	222

106	Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■	GIFFORD R. ZIMMERMAN
	9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					222

■	WILLIAM ADAMS IV
	6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	122

■	CEDRIC H. ANTOSIEWICZ
	1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	122

■	MARGO L. COOK
	4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	222

■	LORNA C. FERGUSON
	10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	222

■	STEPHEN D. FOY
	5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	222

Nuveen Investments	107

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■	SCOTT S. GRACE
	8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					222

■	WALTER M. KELLY
	2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	222

■	TINA M. LAZAR
	8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	222

■	KEVIN J. MCCARTHY
	3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					222

108	Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■	KATHLEEN L. PRUDHOMME
	3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	222

(1)
Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	109

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

110	Nuveen Investments

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	111

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

112	Nuveen Investments

■	Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■
Lipper Other States Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares or debt issued by the Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■
Standard & Poor’s (S&P) Georgia Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Georgia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Standard & Poor’s (S&P) National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments	113

Glossary of Terms
Used in this Report (continued)

■
Standard & Poor’s (S&P) North Carolina Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade North Carolina municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pays interest periodically.

114	Nuveen Investments

Additional Fund Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Common Shares
Fund	Repurchased
NPG	—
NZX	—
NKG	—
NNC	—
NRB	—
NNO	—
NII	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	115

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates - Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $227 billion as of March 31, 2012.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-C-0512D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen North Carolina Dividend Advantage Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
May 31, 2012	$21,200	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

May 31, 2011	$18,200	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
May 31, 2012	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
May 31, 2011	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
May 31, 2012	$ 0	$ 0	$ 0	$ 0
May 31, 2011	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. (“Adviser”) is the registrant’s investment adviser. The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable due to the reorganization of the registrant that occurred prior to the filing date of this N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen North Carolina Dividend Advantage Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: August 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: August 8, 2012

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 8, 2012